Exhibit 99.1

                                MERGER AGREEMENT

                          dated as of December 19, 2002

                                      among

                               PS PURCHASE CORP.,

                             MEDIX RESOURCES, INC.,

                               POCKETSCRIPT, LLC,

                                       and

                                STEPHEN S. BURNS

     MERGER  AGREEMENT dated as of December 19, 2002 (this  "Agreement"),  among
(i) POCKETSCRIPT,  LLC, an Ohio limited liability company (the "Company"),  (ii)
MEDIX  RESOURCES,  INC.,  a Colorado  corporation  ("Medix"),  (iii) PS Purchase
Corp., a Delaware corporation (the "Merger Sub"), and a wholly-owned  subsidiary of Medix, and (iii) STEPHEN S. BURNS, ("Burns " or the "Representative").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS,  the  parties  to this  Agreement  desire  to  effect a  strategic business combination;

     WHEREAS,  Burns owns  approximately 25% of the issued and outstanding Units
(as hereinafter defined) of the Company;

     WHEREAS, in furtherance of the foregoing, upon the terms and subject to the conditions of this  Agreement  and in  accordance  with Chapter 1705 of the Ohio
Revised Code (the "Ohio  Statute"),  the Merger Sub will merge with and into the
Company in accordance with the provisions of the Ohio Statute,  with the Company as the surviving corporation;

     WHEREAS,  the  Board of  Directors  of Medix  and the sole  Manager  of the
Company has approved and determined  that this Agreement,  and the  transactions
contemplated  herein,   including  the  Merger  (as  hereinafter  defined),  are
advisable,  fair to, and in the best interests of, their respective corporations and stockholders; and

     WHEREAS,  the  Board of  Directors  of Medix  and the sole  Manager  of the
Company has  resolved to recommend  adoption  and  approval of the Merger,  this
Agreement and the transactions  contemplated herein to the stockholders of Medix and the members of the Company (the "Members"), respectively, and has determined that the Merger,  this Agreement,  and the transactions  contemplated hereby are fair to such stockholders or Members,  as the case may be, and to recommend that the  stockholders of Medix and the Members,  approve and adopt the Merger,  this
Agreement and the transactions contemplated herein.

     NOW,  THEREFORE,  in  consideration  of the  foregoing  and the  respective
representations,   warranties,   covenants  and  agreements  contained  in  this
Agreement and intending to be legally bound hereby,  the parties hereto agree as follows:

                                   ARTICLE I.

                                    General

Section 1.1.      The Merger.

     Upon the terms and  subject to the  conditions  of this  Agreement,  and in accordance with the Ohio Statute and the Delaware  General  Corporation Law (the
"DGCL"), at the Effective Time (as hereinafter defined), the Merger Sub shall be merged with and into the Company (the "Merger").  As a result of the Merger, the separate  existence of the Merger Sub shall cease and the Company shall continue as the surviving  corporation of the Merger (the "Surviving  Corporation").  The
corporate existence of the Company, with all its purposes,  rights,  privileges, franchises,  powers and objects, shall continue unaffected and unimpaired by the
Merger and, as the  Surviving  Corporation,  it shall be governed by the laws of the State of Ohio.

Section 1.2.      Effective Time; Closing.

     As  promptly  as  practicable  after  the  satisfaction  or  waiver  of the conditions  set forth in Articles  VII, VIII and IX hereof,  the parties  hereto shall cause the Merger to be  consummated  by filing the  Certificate  of Merger with the Secretary of State of the State of Ohio and by making all other filings or recordings  required  under the Ohio Statute and the DGCL in connection  with the Merger,  in such form as is required by, and executed in accordance with the relevant  provisions of, the Ohio Statute or such other applicable Law. The date and time when the Merger shall become  effective is  hereinafter  referred to as
the  "Effective   Time".   The  closing  of  the  Merger  and  the  transactions
contemplated  hereby (the "Closing") shall be held at 10:00 a.m., local time, at the offices of Moses & Singer LLP,  located at 1301 Avenue of the Americas,  New
York,  New York 10019,  on a date mutually  agreed to by the parties hereto (the
"Closing Date").

     At the Effective Time, the effect of the Merger shall be as provided in the applicable  provisions of the Ohio Statute.  Without  limiting the generality of the foregoing,  and subject thereto,  at the Effective Time all of the property, rights,  privileges,  powers and  franchises  of the  Company and the Merger Sub
shall  vest  in  the  Surviving   Corporation,   and  all  debts,   liabilities,
obligations, restrictions, disabilities and duties of the Company and the Merger
Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

Section 1.3.      Articles of Organization.

     The  Certificate of Merger shall provide that the Articles of  Organization of the  Company as amended  and  restated  as set forth in such  Certificate  of
Merger shall become the Articles of Organization  of the Surviving  Corporation,
until the same shall  thereafter  be altered,  amended or repealed in accordance with applicable law or such Articles of Organization.

Section 1.4.      Operating Agreement.

     The Certificate of Merger shall provide that the Operating Agreement of the
Company in effect  immediately  prior to the  Effective  Time  shall  become the
Operating  Agreement  of  the  Surviving  Corporation,   until  the  same  shall
thereafter be altered,  amended or repealed in accordance  with  applicable law, the Articles of  Organization  of the Surviving  Corporation  or such  Operating
Agreement.

Section 1.5.      Directors, Managers and Officers.

     The  Certificate  of Merger shall provide that from and after the Effective
Time,  until  the  earlier  of their  resignation  or  removal  or  until  their respective  successors are duly elected or appointed and qualified in accordance with  applicable  law, (i) the directors of the Merger Sub at the Effective Time shall become the Managers of the Surviving Corporation, and (ii) the officers of the Merger Sub at the Effective  Time shall become the officers of the Surviving
Corporation.

Section 1.6.      Taking of Necessary Action; Further Assurances.

     Prior to the  Effective  Time,  and  subject  to the terms  and  conditions provided  herein,  the parties  hereto shall take,  or cause to be taken (as the case may be),  all such action as may be necessary  or  appropriate  in order to effectuate  the  Merger  as  provided  in this  Agreement  as  expeditiously  as reasonably practicable.

                                  ARTICLE II.

                        Effect of Merger on Capital Stock

Section 2.1.      Merger Consideration

     Subject to adjustment  pursuant to Article III and the Contingent  Payments
(as hereinafter  defined) upon the attainment of certain  Qualifying  Events (as hereinafter  defined)  pursuant to Article IV below,  the initial  consideration
(the "Initial Merger  Consideration")  payable in the Merger with respect to all voting units and non-voting  Units issued and  outstanding at the Effective Time and all securities  convertible into or exercisable or exchangeable for Units of the Company shall be Twelve Million  (12,000,000)  shares (subject to adjustment as provided in Section 3.2 hereof) of Medix  common  stock,  $.001 par value per share (the "Common Stock"). The Initial Merger  Consideration  together with the
Contingent Payments are hereinafter referred to as the "Merger Consideration".

Section 2.2.      Conversion.

     At the  Effective  Time,  by virtue of the Merger and without any action on the part of Medix,  the Merger  Sub,  the  Company or the  holders of any of the following securities:

     (a) Each unit of  ownership  interests  in the  Company  (each a "Unit" and collectively,  the  "Units")  issued and  outstanding  immediately  prior to the
Effective  Time shall be canceled  and shall by virtue of the Merger and without any action on the part of the holder thereof be converted automatically into the right to receive  with  respect to each  holder of a Unit,  the Per Unit  Merger
Consideration  (as  hereinafter  defined),  subject to  adjustment  pursuant  to
Article III below,  upon the  surrender of the  certificates  representing  such
Member's  Units in the manner set forth in Section 2.3. All such Units,  when so converted,  shall no longer be outstanding and shall  automatically  be canceled and  retired  and  shall  cease to  exist,  and  each  holder  of a  certificate representing  Units shall cease to have any rights with respect thereto,  except the right to receive  such  number of shares of Common  Stock  into which  Units
Company have been converted. The "Per Unit Merger Consideration" shall mean, One
Hundred Twenty Thousand ($120,000) shares of Common Stock (subject to adjustment as provided in Section 3.2 hereof) for each Unit issued and  outstanding  at the
Effective Time and exchanged in the Merger.

     (b) Each share of common stock, $.01 par value per share, of the Merger Sub issued  and  outstanding  immediately  prior  to the  Effective  Time  shall  be converted  into and  become one  validly  issued,  fully paid and  nonassessable voting unit of the Surviving  Corporation  and shall  constitute the only issued and outstanding ownership interest in the Surviving Corporation.

     (c) If after the date hereof and prior to the Effective  Time,  Medix shall have  declared a stock split  (including  a reverse  split) of Common Stock or a
dividend   payable  in  Common  Stock  or  effected  any   recapitalization   or
reclassification of its common stock or any other similar transaction,  then the
Per Unit Merger  Consideration  shall be appropriately  adjusted to reflect such
stock   split,   dividend,   recapitalization,   reclassification   or   similar
transaction.

     (d) At the Effective Time, each option,  warrant or other right or security to purchase,  convert, exchange or otherwise receive a Unit in the Company shall be canceled and cease to exist.

Section 2.3.      Exchange of Certificates.

     (a) As soon as reasonably  practicable  after the Effective Time, Medix and the Surviving  Corporation  shall mail (or cause a designated  agent to mail) to each holder of record of Units reflected on the books and records of the Company
(i) a letter of  transmittal  (which letter shall specify that delivery shall be effected, and risk of loss and title to the certificates  representing the Units shall  pass,  only  upon  delivery  to Medix or an agent  designated  by Medix a properly executed assignment and letter of transmittal and shall be in such form and have such  other  provisions  as Medix  may  reasonably  specify),  and (ii)
instructions  for use in effecting  the  assignment of the Units in exchange for certificates representing shares of Common Stock.

     (b) Upon the  delivery  to  Medix or an agent  designated  by Medix of such assignment and letter of transmittal, duly executed, and such other documents as may  reasonably  be  required  by  Medix,  the  holder,  subject  to the  escrow arrangements  provided for in Section 2.3(d) below,  will be entitled to receive certificates  representing  the  number of whole  shares  of Common  Stock to be issued  in  respect  of the  Units  surrendered.  (c) No  certificate  or  scrip representing  fractional  shares  of  Common  Stock  shall  be  issued  upon the surrender for exchange of Units,  and such  fractional  share interests will not entitle the owner  thereof to vote or to any rights as a  stockholder  of Medix.
All fractional  shares of Common Stock that a holder of Units would otherwise be entitled  to receive as a result of the Merger  shall be rounded to the  nearest whole number of shares.

     (d) If a certificate  for Common Stock is to be sent to a Person other than the Person in whose name the Units  surrendered for exchange are registered,  it shall be a condition of the exchange  that the Person  requesting  such exchange shall  pay to Medix  any  transfer  or other  taxes  required  by  reason of the delivery of such certificate to a Person other than the registered holder of the certificate  surrendered,  or shall establish to the  satisfaction of Medix that such tax has been paid or is not applicable. "Person" shall mean any individual, corporation,  partnership  (general  or  limited),  limited  liability  company, limited  liability  partnership,  trust,  joint  venture,  joint-stock  company, syndicate, association, entity, unincorporated organization or government or any political subdivision,  agency or instrumentality  thereof.  Notwithstanding the
foregoing,   the  shares  of  Common  Stock   constituting  the  Initial  Merger
Consideration  (the "Escrow  Shares")  shall de deposited into an escrow account
(the "Escrow Account") pursuant to an escrow agreement (the "Escrow Agreement"), among Medix,  the  Representative  and the escrow agent (the "Escrow  Agent") in form and substance  reasonably  satisfactory to the parties thereto.  The Escrow
Agent  shall be a bank or trust  company  with  capital  and  surplus  exceeding
$500,000,000 reasonably satisfactory to Medix and the Representative. The Escrow
Shares  shall (i) secure the  obligations  with  respect to any  adjustments  or indemnification  obligations  under this Agreement;  (ii) insure compliance with all applicable Law  restricting  the transfer or distribution of such shares and
(iii) provide for the Escrow Shares to be released in accordance  with the terms and conditions set forth in the Escrow  Agreement which shall provide for timely release of such number of Escrow Shares  permitted to be sold in accordance with the schedule for sale of shares set forth in the Escrow Agreement.

     (e) The  shares  of  Common  Stock  issued  in  exchange  for the  Units in accordance with the terms hereof shall  constitute  satisfaction  and payment in full satisfaction of all of Medix's or the Surviving  Corporation's  obligations under this Agreement with respect to the Initial  Merger  Consideration  and all rights  pertaining  to such Units,  and the  Representative,  in his  individual capacity and, on behalf of the Members, hereby waives and releases Medix and the
Surviving  Corporation  from any and all claims or liabilities  relating to such exchange  or arising  out of the  further  disposition  of such shares of Common
Stock.

Section 2.4.      Dividends and Distributions.

     No  dividends  or other  distributions  that are declared or made after the
Effective Time with respect to Common Stock payable to holders of record thereof after  the  Effective  Time  shall  be  paid to a  Member  entitled  to  receive
certificates   representing   Common   Stock  until  such  Member  has  properly
surrendered such Member's certificates  representing Units. Upon such surrender, there  shall be paid to the Member in whose name the  certificates  representing such Common Stock shall be issued any dividends  which shall have become payable with respect to such Common  Stock  between the  Effective  Time and the time of such surrender, without interest. After such surrender, there shall also be paid to the Member in whose name the  certificates  representing  such  Common  Stock shall be issued any  dividend on such Common Stock that shall have a record date subsequent to the Effective  Time and prior to such surrender and a payment date after such surrender; provided that such dividend payments shall be made on such payment dates.  In no event shall the Member  entitled to receive such dividends be entitled to receive interest on such dividends.

Section 2.5.      No Liability.

     None of Medix,  the Merger Sub,  the Company or the  Surviving  Corporation
shall be liable to any Person in respect of any Common Stock or any dividends or distributions with respect thereto,  in each case delivered to a public official pursuant to any applicable  abandoned  property,  escheat or similar law. If any certificate  shall not have been  surrendered  prior to six (6) months after the
Effective  Time, any such Common Stock,  dividends or  distributions  in respect thereof or such cash  shall,  to the extent  permitted  by  applicable  law,  be delivered  to Medix,  upon  demand,  and any  Members  who have not  theretofore complied with the  provisions of this Article II shall  thereafter  look only to
Medix for  satisfaction  of their  claims for such Common  Stock,  dividends  or distributions in respect thereof or such cash.

Section 2.6.      Withholding Rights.

     The Surviving Corporation shall be entitled to deduct and withhold from the consideration  otherwise  payable  pursuant to this Agreement to any Member such amounts as it is required to deduct and  withhold  with respect to the making of such payment  under the Internal  Revenue  Service Code of 1986, as amended (the
"Code")  (as  hereinafter  defined)  and the rules and  regulations  promulgated thereunder,  or any provision of state,  local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation, such withheld amounts shall be treated for all  purposes of this  Agreement as having been paid to the
Member in  respect  of which  such  deduction  and  withholding  was made by the
Surviving Corporation.

Section 2.7.      Closing of Company Unit Journal.

     At the Effective  Time, the Unit journal of the Company shall be closed and no transfer of Units shall  thereafter be made.  If, after the  Effective  Time, assignment of Units are presented to the Surviving Corporation, they shall, when accompanied  by  proper  documentation,  be  exchanged  for the Pro Rata  Merger
Consideration for the Units  represented  thereby in the manner provided in this
Article II and any dividends or distributions payable pursuant to Section 2.4.

                                  ARTICLE III.

                       Adjustments to Merger Consideration

Section 3.1.      Closing Balance Sheet.

     For the  purpose of  determining  the  adjustment,  if any,  to the Initial
Merger  Consideration,  as soon as  practicable  (but in any event within ninety
(90) days)  after the  Closing  Date (as  hereinafter  defined),  the  Surviving
Corporation shall deliver to the  Representative an audited balance sheet of the
Company  prepared  on an  accrual  basis as of the  Closing  Date (the  "Closing
Balance  Sheet").  The Closing Balance Sheet shall be accompanied by a report or reports thereon of Medix's  independent  certified  public  accountants that the
Closing Balance Sheet presents  fairly the financial  position of the Company on the Closing Date in conformity with GAAP applied on a consistent basis.

Section 3.2.      Adjustment

     The Initial Merger Consideration shall be decreased,  dollar-for-dollar, by the amount by which the sum of (i) the amount of the aggregate  indebtedness set forth on Schedule 3.2 of the Company Disclosure Letter, (ii) the amount, if any, by which (A) the Company's  current  liabilities  (accounts  payable and accrued expenses) and any outstanding indebtedness,  other than (x) the indebtedness set forth on Schedule 3.2 of the Company Disclosure Letter, (y) $100,000 paid to the
Company by Medix relating to certain prepaid programming and (z) the $100,000 in expenses  referred  to in Section  10.8,  exceeds  (B) the sum of the  Company's current assets (including cash, cash equivalents,  accounts receivables that are less than ninety  (90) days past due and  prepaid  expenses)  and  deposits,  as determined in conformity  with GAAP applied on a consistent  basis in accordance with the Company's  historical practices and as reflected on the Closing Balance
Sheet and (iii) the amount  paid to  dissenting  Members  that  demand fair cash value for their Units under the Ohio  Statute,  is greater  than Fifty  Thousand
Dollars  ($50,000).  The  amount of any  adjustment  required  pursuant  to this
Section  3.2 shall be  effected  by a  reduction  in the shares of Common  Stock constituting  the  Initial  Merger  Consolidation  as  determined  based upon an assumed  price of $0.50 per  share of  Common  Stock.  The  "Company  Disclosure
Letter" shall mean the Company disclosure  schedules delivered by the Company to
Medix  concurrently  with the  execution  and  delivery of this  Agreement.  The
Company Disclosure Letter shall include specific references to each provision of this Agreement to which information  contained in the Company  Disclosure Letter is intended to apply.

Section 3.3.      Acceptance of Closing Balance Sheet

     Following  the  delivery  of  the  Closing  Balance  Sheet,  the  Surviving
Corporation  will allow the  Representative  reasonable  access  during  regular business  hours  to all  work  papers,  books  and  records  and all  additional information  used in  preparing  the  Closing  Balance  Sheet  and will make the officers,  employees and independent  certified  public  accountants  reasonably available to discuss with the  Representative  such papers,  books,  records and information. The Representative shall, within thirty (30) days following receipt of the Closing Balance Sheet, notify the Surviving Corporation of its acceptance of the Closing  Balance Sheet or that the Closing Balance Sheet does not present fairly the financial  position of the Company at such date stating in detail the specific items or amounts in dispute.  If such  notification is not given within such thirty (30) day period,  then the Closing  Balance Sheet shall be deemed to
be  the  Closing   Balance  Sheet  upon  which  the  Adjusted   Initial   Merger
Consideration (as hereinafter defined) shall be determined.

Section 3.4.      Dispute Resolution

     In the event that the  Representative  notifies the  Surviving  Corporation that the Closing Balance Sheet does not present fairly the financial position of
the   Company   and  the   Surviving   Corporation   does  not  agree  with  the
Representative's  claim, the Representative and the Surviving  Corporation shall meet and use their  respective  reasonable  best efforts to resolve the items or amounts in dispute.  If the  Representative  and the Surviving  Corporation  are
unable to reach an  agreement  within  thirty  (30) days  after  receipt  of the
Representative's  notification,  a  mutually  acceptable   nationally-recognized
accounting  firm (the  "Accounting  Referee")  will review the disputed items or amounts and compute the Adjusted Initial Merger Consideration.  In reviewing the
Closing Balance Sheet,  the Accounting  Referee shall consider only the items or amounts  in  dispute  (and to the extent  required,  any other  items or amounts necessary to derive the disputed items or amounts).  Such determination shall be made within thirty (30) days after the date on which the  Accounting  Referee is selected  and shall be binding on the parties.  The fees,  costs and expenses of the Accounting  Referee shall be borne by the party that is furthermost from the
Accounting Referee's final determination.

Section 3.5.      Adjusted Initial Merger Consideration.

     Within ten (10) days following the acceptance by the  Representative of the
Closing Balance Sheet or resolution of any Closing Balance Sheet dispute,  Medix shall be entitled to have  released from the Escrow  Account or set-off  against and the Members hereby agree to surrender for  cancellation and release from the
Escrow  Agreement or set-off  against the number of shares of Common Stock equal to the amount, on a dollar-for-dollar basis, (based on the Average Closing Price as of the Closing Date) that current  liabilities  exceeds  current assets by an amount  greater  than  $50,000 as finally  determined  in  accordance  with this
Article  III.  The Initial  Merger  Consideration  as adjusted  pursuant to this
Article  III  is  hereinafter  referred  to  as  the  "Adjusted  Initial  Merger
Consideration".

Section 3.6.      Payment of Liabilities.

     On the Closing Date, Medix shall cause the Surviving  Corporation to pay in full all of the indebtedness set forth in Schedule 3.2 of the Company Disclosure
Letter, excluding the indebtedness to KeyBank National Association.

                                  ARTICLE IV.

                            Contingent Consideration

Section 4.1.      Qualifying Events.

     In addition  to the  Initial  Merger  Consideration,  the Members  shall be entitled to receive  contingent  consideration  upon the  attainment  of certain performance  criteria or milestones  (each,  a "Qualifying  Event") as set forth below (each a "Contingent Payment" and collectively, the "Contingent Payments").
The  number  of  shares of Common  Stock to be  issued  and  delivered  upon the achievement of each Qualifying Event shall be determined by dividing  $1,000,000 by the average  closing price of Common Stock,  as listed on the American  Stock
Exchange ("AMEX"),  for the period commencing on the Closing Date to the date of satisfaction  of  the  applicable  Qualifying  Event  (the  "Contingent  Payment
Price").

     (a) Telcom Contingent Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if the Surviving  Corporation (which for purposes of this Section 4.1 shall include the Surviving Corporation,  Medix and their  respective  affiliates)  executes  and  delivers a marketing or strategic alliance  agreement  with a  national  telecommunication  company  set  forth on
Schedule  4.1 (such  Schedule  4.1 may be  amended by Medix and Burns upon their mutual  consent,  such consent not to be unreasonably  withheld)  within six (6)
months of the Closing Date.  Such  agreement  must be  satisfactory  in form and substance to the Surviving  Corporation  in its  reasonable  discretion and must include a minimum term of one (1) year and the potential of generating  material revenue for the Surviving  Corporation if the Surviving Corporation performs its obligations under the agreement.

     (b) Hardware Vendor  Contingent  Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if the Surviving  Corporation
executes  and  delivers  a  strategic  development,  marketing  or  distribution agreement with a national  handheld  vendor set forth on Schedule 4.1 within six
(6) months of the Closing Date.  Such agreement must be satisfactory in form and substance to the Surviving  Corporation  in its  reasonable  discretion and must include,  without limitation,  material  performance  obligations on the part of such vendor,  a term of at least one (1) year,  and the  potential of generating material revenue for the Surviving Corporation if Surviving Corporation performs its obligations under the agreement.

(c)   RXHub Contingent Payment.  The Members shall be entitled to receive an aggregate of $1,000,000 of Common Stock if within one (1) year from the date on which the public announcement is made that PocketScript Express launched the RxHub System, not less than five thousand (5,000) physicians shall have executed an average of at least two hundred fifty (250) electronic prescriptions utilizing the RxHub System.

     (d)  Pharmaceutical  Company  Contingent  Payment.  The  Members  shall  be entitled to receive an aggregate of  $1,000,000 of Common Stock if the Surviving
Corporation  executes and delivers a marketing or strategic  alliance  agreement with a national  pharmaceutical company set forth on Schedule 4.1 within six (6)
months of the Closing Date.  Such  agreement  must be  satisfactory  in form and substance to the Surviving  Corporation  in its  reasonable  discretion and must include, without limitation, material performance obligations on the part of the
Pharmaceutical  Company,  a minimum term of one (1) year,  and the  potential of generating  material  revenue for the  Surviving  Corporation  if the  Surviving
Corporation performs its obligations under the agreement.

Section 4.2.      Maximum Amount of Contingent Payments.

     In no event  and  under no  circumstances  shall  the  aggregate  amount of
Contingent  Payment  payable  pursuant to this Article IV exceed  $4,000,000  in value as determined based on the applicable Contingent Payment Price.

Section 4.3.      Delivery of Contingent Payments

     Medix shall deliver to the Escrow Agent for deposit into the Escrow Account the number of shares of Common Stock  calculated in accordance with this Article
IV within  thirty  (30) days of  satisfying  the  milestone  applicable  to each respective  Qualifying Event. The shares of Common Stock issued and delivered in connection  with  the  satisfaction  of  the  applicable  Qualifying  Event  and deposited in the Escrow  Account shall be released in accordance  with the terms and conditions of the Escrow Agreement. Upon issuance and delivery of the Common
Stock  relating to the  Contingent  Payments,  such  issuance  shall  constitute
satisfaction   and  payment  in  full  of  all  of  Medix's  or  the   Surviving
Corporation's  obligations  under this  Agreement with respect to the Contingent
Payment in question and the  Representative,  in his individual  capacity and on behalf of the  Members,  hereby  waives  and  releases  Medix and the  Surviving
Corporation  from any and all claims or liabilities  relating to such Contingent
Payment or  arising  out of the  further  disposition  of such  shares of Common
Stock.

                                   ARTICLE V.

                        Representation and Warranties of
                              the Company and Burns

     The Company and Burns, in his individual  capacity and as Representative of the Members pursuant to Section 8.16 below, jointly and severally, represent and warrant to Medix and the Merger Sub as follows:

Section 5.1.      Title - Member

     Each Member is the  beneficial  and record owner of, and has good and valid title to, the number, percentage and class of Units (both voting and non-voting)
set forth opposite such Member's name on Schedule 5.1 of the Company  Disclosure
Letter, with the full power and authority to vote such Units and to transfer and otherwise  dispose  of such  Units  free and  clear of all  security  interests, judgments,  liens, pledges, adverse claims, charges, escrows, options, warrants, rights of first refusal, rights of first offer, mortgages,  indentures, security interests,  or other  agreements,  arrangements,  encumbrances or defects of any kind or character  (collectively,  "Encumbrances").  The Units are such Member's only voting,  equity or other financial instrument  (including,  but not limited to,  any right to receive  distributions  or profits  from the  Company)  in the
Company.  Except as described on Schedule 5.1 of the Company  Disclosure Letter, there are no  agreements  or  understandings  between  any  Member and any other
Person with  respect to the voting,  sale or other  disposition  of any Member's
Units or any other matter relating to the Company.

Section 5.2.      Authority - Burns.

     Burns has full and absolute legal right, power and authority to execute and deliver each of the Merger Documents (as hereinafter  defined) to which Burns is a party, and to perform his obligations contemplated thereby. This Agreement has been  validly  executed  and  delivered by Burns,  and  constitutes  a valid and binding  obligation  of Burns  enforceable  against him in  accordance  with its terms. Each other Merger Document executed by Burns, when executed and delivered in  accordance  with  the  provisions  hereof,  shall  be a  valid  and  binding obligation of Burns,  enforceable  against him in accordance with its respective terms. As used herein,  the term "Merger  Documents" shall mean collectively the following:  (i) this  Agreement,  (ii) the Employment  Agreement (as hereinafter defined), (iii) the Escrow Agreement, (iv) the Registration Rights Agreement (as
hereinafter defined), (v) the Voting Agreement (as hereinafter defined) and (vi)
each other agreement, certificate or other instrument delivered herewith.

Section 5.3.      Organization; Power - Company.

     The Company is a limited liability company duly organized, validly existing and in good  standing  under  the laws of the State of Ohio,  has all  requisite power and authority to own, lease and operate the assets,  properties and rights used to carry on the  business,  operations  and  affairs of the  Company as now being conducted and to execute and deliver the Merger Documents to which it is a party, to perform its obligations  thereunder and to consummate the transactions contemplated thereby.

Section 5.4.      Authority - Company.

     The Company has taken all limited  liability  company  action  necessary to authorize  the  execution  and  delivery  of the Merger  Documents  to which the
Company  is a party,  the  performance  of its  obligations  thereunder  and the consummation of the transactions  contemplated  thereby (other than with respect to the Merger,  the approval and adoption of this Agreement and the transactions contemplated  hereby by the Members of the Company in accordance with applicable law and the Company's  Articles of Organization and Operating  Agreement and the
filing and recordation of appropriate  merger  documents as required by the Ohio
Statute). This Agreement has been executed and delivered by one or more managers or officers of the Company in accordance with such authorization and constitutes a valid and binding obligation of the Company,  enforceable  against the Company in accordance  with its terms.  Each Merger  Document and each other document or instrument  contemplated thereby, when executed and delivered in accordance with the provisions thereof,  shall be a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

Section 5.5.      Qualifications.

     The Company is qualified in all jurisdictions  wherein the character of the property owned or leased or the nature of the  activities  conducted by it makes such qualification necessary. Schedule 5.5 of the Company Disclosure Letter sets forth a list of all such jurisdictions.

Section 5.6.      No Conflict.

     The execution and delivery by the Company and Burns of the Merger Documents to which  it or he is a party,  consummation  of the  transactions  contemplated thereby, and their compliance with the provisions thereof,  will not (i) violate or conflict with the Company's articles of organization or operating  agreement, each as amended to the date hereof; (ii) violate,  constitute a default (whether with notice,  lapse of time, or both),  conflict with, or give rise to any right of termination,  cancellation,  or acceleration under any agreement,  indenture, note, bond,  mortgage,  deed of trust,  lease,  security,  license,  permit,  or instrument  to  which  the  Company  or  Burns  is a  party,  or to any of their respective assets are subject; (iii) result in the imposition of any Encumbrance on any of the assets of the Company;  (iv) violate or conflict with any Laws (as hereinafter defined);  or (v) require any consent,  approval or other action of, notice to, or filing with any Person,  except for those that have been  obtained or  made.  "Laws"  means  all  laws,  rules,  regulations,  ordinances,  orders,
judgments,  injunctions,  decrees  and  other  legislative,   administrative  or
judicial restrictions.

Section 5.7.      Capitalization.

     (a) Schedule 5.7 of the Company  Disclosure  Letter sets forth all Units of the  Company,  including  the  names  of the  holders  thereof  and the  number, percentage  and class held by each. All of the issued and  outstanding  Units of the Company are duly authorized,  validly issued,  fully paid and nonassessable.
Except for the Units  listed on Schedule  5.7 of the Company  Disclosure  Letter there  are no other  membership,  equity,  voting or  profit-sharing  interests, rights or securities of or with respect to the Company.

     (b) Except as set forth on Schedule 5.7 of the Company  Disclosure  Letter, there are no outstanding (i) securities  convertible  into or  exchangeable  for
Units or any other equity  interests of the Company,  (ii) options,  warrants or other  rights to purchase or  otherwise  acquire  from the Company or any equity owner thereof  Units or any other equity  interests of the Company or securities convertible  into or exchangeable for Units or any other equity interests of the
Company, (iii) contracts, agreements or commitments, relating to the issuance by the  Company of any Units or any other  equity  interests  of the  Company,  any convertible or exchangeable securities, or any options, warrants or other rights to acquire  Units or any other equity  interests of the Company,  or (iv) voting
trusts,  voting  agreements,   proxies  or  other  agreements,   instruments  or
understandings  with respect to the voting,  issuance,  redemption,  transfer or other  disposition of the Units or any other equity  interests of the Company to which the  Company  or any equity  owner is a party.  No Person has the right to nominate  or elect  directors  or managers  of the  Company  except  through the ownership of units of Units.  There are no  preemptive  rights and,  except with respect to the Units  listed on Schedule 5.7 of the Company  Disclosure  Letter, there are no contracts,  agreements or understandings  (whether written or oral)
providing  for the  sharing  of  profits,  revenues  or other  distributions  or payments from the Company.

Section 5.8.      Subsidiaries; Investments.

     The Company does not,  directly or indirectly,  own, have the power to vote or to exercise a controlling influence with respect thereto,  through management contract or otherwise, nor does it have the right to acquire any equity interest or other interest in, any  corporation,  partnership,  joint  venture,  or other
Person,  nor has it  made,  nor has it any  commitments  to make,  any  loans or guarantees to any Person.

Section 5.9.      Financial Information.

     (a) Schedule 5.9 of the Company  Disclosure Letter sets forth the unaudited balance  sheet  (the  "Balance  Sheet") of the  Company  for the seven (7) month period  ended  November  30,  2002 (the  "Balance  Sheet  Date") and the related statements of income for the period then ended,  including any footnotes thereto
(all of the foregoing being hereafter collectively referred to as the "Financial
Statements").

     (b) The Financial Statements referred to above fairly present the financial position of the Company as of the dates  indicated and the results of operations and cash flows of the Company and for the periods indicated on an accrual basis.
The Financial Statements have been prepared in accordance with GAAP consistently applied  throughout the periods covered thereby and in accordance with the books and records of the Company  maintained in accordance with  historical  practice.
The Financial  Statements are complete and correct and consistent with the books and records of the Company.  The assets and accounts receivable set forth in the
Financial  Statements are the result of bona fide  transactions or claims in the
Ordinary  Course of  Business.  "Ordinary  Course of  Business"  shall  mean the ordinary  course of business of the Company  consistent  with past  practice and custom, including with respect to quantity, quality and frequency.

Section 5.10.     Absence of Undisclosed Liabilities.

     (a) The  Company  does not have any loss or  liability  in excess of $5,000 individually or $10,000 in the aggregate of any nature,  whether or not accrued, absolute, contingent,  determined or determinable or any loss contingency, which is not disclosed or provided for on the Balance Sheet or required  under GAAP to be  disclosed  on the  Balance  Sheet,  and  there is no  basis or event  for or relating to any present or future action,  suit,  proceeding,  charge,  claim or demand giving rise to any such loss or liability.  All reserves  established  by the Company on the Balance  Sheet are adequate to cover any loss or liability of the Company.

     (b) Except as set forth on Schedule 3.2 of the Company  Disclosure  Letter, the  Company has repaid in full all  indebtedness  or other  obligations  of the
Company for borrowed money, evidence of which has been delivered to Medix.

Section 5.11.     No Consent or Approval Required.

     Except as set forth on Schedule 5.11 of the Company  Disclosure  Letter, no
consent, waiver, approval or authorization of, or declaration to or filing with, any governmental or regulatory  authority,  or any other Person, is required for the valid authorization,  execution and delivery by the Company and Burns of the
Merger  Documents  to which it or he is a party or for the  consummation  of the transactions contemplated thereby,  including but not limited to, the consent of creditors  with  respect to any loans or other  indebtedness  of the Company and under Office Leases (as hereinafter defined).

Section 5.12.     Changes.

     Except as set forth on  Schedule  5.12 of the  Company  Disclosure  Letter,
since the Balance Sheet Date there has not been any:

     (i) material adverse change in the business,  assets,  properties,  rights, affairs,  operations,  financial  condition  or  prospects of the Company or any deviation from historical  accounting and other practices in connection with the maintenance of the Company's books and records;

     (ii)  damage,  destruction  or loss,  whether or not covered by  insurance, affecting the assets, properties or business of the Company;

     (iii)  declaration or payment of any dividend or distribution in respect of the Units of the  Company,  or any direct or  indirect  redemption,  purchase or other  acquisition of any of such Units or any issuance of any securities by the
Company;

     (iv)  increase in or prepayment  of the  compensation  payable or to become payable by the Company to any of its  Members,  directors,  managers,  officers, employees,  consultants or agents, or the making of any bonus payment or similar arrangement  (including  without  limitation  any  change-in-control  or "golden parachute" agreement or understanding) or adoption,  amendment,  modification or termination of any bonus, incentive, stock option, profit-sharing,  severance or other plan,  agreement or commitment for the benefit of the Members,  directors, managers, officers or employees of the Company or any action with respect to any other Company Benefit Plan (as hereinafter defined);

     (v)  cancellation or write-off of any  indebtedness or other obligation due to the Company;

     (vi)  obligation or liability  (whether  absolute,  accrued,  contingent or otherwise  and  whether  due or to  become  due)  created  or  incurred,  or any transaction,  contract or  commitments  entered  into, by the Company other than such items created or incurred in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000 in the aggregate;

     (vii) change in the manner in which the Company bills its clients,  handles its accounts or otherwise  deals with  clients but  excluding  variable end user agreements and any changes involving amounts less than $5,000;

     (viii)  waiver,  cancellation  or  release  of any  rights or claims of the
Company  except in the  Ordinary  Course of Business  and  consistent  with past practices  and for fair  value,  or any  lapse  or other  loss of a right of the
Company to use its assets;

     (ix) sale, lease, license,  assignment or transfer of assets of the Company except in the Ordinary Course of Business and consistent with past practices;

     (x) commitments for capital expenditures by the Company in excess of $5,000 in the aggregate;

     (xi) change in the  Ordinary  Course of Business and  consistent  with past practice,  with  respect to the  payment of  accounts  payable or other  current liabilities  and the  collection  of  accounts  receivable,  including,  without limitation,  any acceleration or deferral of the payment or collection  thereof, as applicable;

     (xii)  grant of a  security  interest  or other  Encumbrance  in any of the assets, properties or rights of the Company;

     (xiii) change in the articles of organization, operating agreement or other governing  documents  of the  Company,  except  as  contemplated  by the  Merger
Documents;

     (xiv) transactions with any affiliated Person;

     (xv) to the Company's and Burn's best knowledge, any material change in the
Laws or regulations governing the Company and its business, operations, affairs, assets, properties or rights;

     (xvi) any material  adverse change in the Company's cash, cash  equivalents or  marketable  securities  or other liquid  assets  reflected in the  Financial
Statements;

     (xvii) any license or sublicense of any rights under or with respect to any
Intellectual Property (as hereinafter defined) other than in the Ordinary Course of Business;

     (xviii)  other  events or  conditions  of any  character  which  materially
adversely   affect,  or  could  materially   adversely  affect,   the  business,
operations, affairs, assets, properties or rights of the Company; and

     (xix) any  commitment,  agreement,  arrangement or  understanding  (whether written or oral) to do any of the foregoing.

Section 5.13.     Contracts.

     (a) Schedule 5.13 of the Company Disclosure Letter sets forth a list of all written or oral contracts, agreements, understandings, licenses, commitments and
other  instruments  (including  all  amendments,   modifications  or  extensions
relating thereto) to which the Company is a party or by which any of its assets, properties or rights are bound,  other than  contracts or  agreements  involving amounts not in excess of $5,000  annually (each a "Contract"  and  collectively, the  "Contracts").  Except for the  Contracts  set forth on Schedule 5.13 of the
Company   Disclosure   Letter,   there  are  no  other  contracts,   agreements,
understandings,  licenses,  commitments  or other  instruments  relating  to the
Company and its business, operations and affairs.

     (b) With respect to each  Contract  listed on Schedule  5.13 of the Company
Disclosure Letter:

     (i) each Contract is legal,  valid binding,  enforceable  and in full force and effect;

     (ii) each Contract will continue to be legal, valid,  binding,  enforceable and in full force and effect on identical  terms  following the  consummation of the transactions contemplated by the Merger Documents;

     (iii) the Company is not in breach or default or alleged to be in breach or default under any of the  Contracts,  and the Company has no notice or knowledge of any state of facts which would, with or without the giving of notice or lapse of time or both, constitute a default thereunder;

     (iv) to the Company's and Burn's best knowledge,  the other parties to each
Contract  are not in breach or  default  or  alleged  to be in breach or default thereunder  and no  event  has  occurred  which  with the  lapse  of time  would
constitute  or  breach  or  default  or  permit  termination,   modification  or
acceleration under any Contract;

     (v) no  party  to a  Contract  has  repudiated  any  provision  of any such
Contract;

     (vi) the Company has furnished to Medix a correct and complete copy of each
Contract (including any amendments, modifications or renewals relating thereto);
and

     (vii)  each  Contract  involving  amounts in excess of $5,000  annually  is established  in a written  instrument  executed  and  delivered  by the  parties thereto.

     (c) No products or services leased or sold by the Company is subject to any warranty,  guaranty or indemnity  that is not included in the standard  terms of sale or lease of the Company in the Ordinary  Course  Business.  The Company has
provided  Medix  true and  complete  copies of all sales or  purchase  orders or standard terms of sale or lease used by the Company.

     (d) All products or services sold,  leased or provided by the Company prior to the Closing,  conform in all material  respects to  contractual  commitments, express or implied warranties, specifications, and quality standards established by the Company.  The Company has no liability for  replacement  or repair of any products or services sold or leased  except as may arise in the Ordinary  Course of  Business.  No product  liability  claims have been  asserted  or  threatened against the Company or any of its products or services and the Company and Burns are not aware of any events or  circumstances  that could reasonably be expected to result in a product liability claim.

Section 5.14.     Employee Benefit Plans.

     (a) Schedule 5.14 of the Company  Disclosure  Letter hereto contains a true and complete list of (i) each plan, program, policy, payroll practice, contract,
agreement  or  other  arrangement,   or  commitment  therefore,   providing  for
compensation,   severance,   termination  pay,   performance  awards,  stock  or
stock-related  awards,  fringe benefits or other employee  benefits of any kind, whether formal or informal, funded or unfunded,  written or oral, and whether or not legally binding, which is now or previously has been sponsored,  maintained, contributed  to or required to be  contributed  to the Company by or pursuant to which the Company has any liability, contingent or otherwise, including, but not limited to, any  "employee  benefit  plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (each, a "Company Benefit Plan"); and (ii) each management,  employment, bonus, option, equity (or equity related), severance, consulting, non-compete,  confidentiality or  similar  agreement  or  contract,  pursuant  to which  the  Company  has any liability,  contingent or otherwise, between the Company and any current, former or retired  employee,  officer,  consultant,  independent  contractor,  agent or director of the Company (an "Employee") (each, an "Employee Agreement"). Neither the Company nor any ERISA Affiliate (as defined in 2.13(b)) currently  sponsors, maintains,  contributes to, or is required to contribute to, nor has the Company ever sponsored, maintained, contributed to or been required to contribute to, or incurred any  liability  to, (i) any  "multiemployer  plan" (as defined in ERISA
Section  3(37)) or (ii) any  Company  Benefit  Plan which  provides,  or has any liability to provide,  life  insurance,  medical,  severance  or other  employee welfare  benefits to any Employee upon his or her  retirement or  termination of employment, except as required by Section 4980B of the Code.

     (b) An "ERISA Affiliate" is defined as (i) any entity that is a member of a controlled  group with the Company,  as described in Section 414(b) of the Code, or that is under common  control  with the Company,  for the purposes of Section
414(c) of the Code or ERISA Section 4001(a)(14); (ii) any entity that is part of an affiliated  service group with the Company as described in Section  414(m) of the Code; or (iii) any entity that is required to be aggregated with the Company pursuant to regulations under Section 414(o) of the Code.

     (c) The Company has made available to Medix current,  accurate and complete copies of all documents  embodying or relating to each Company  Benefit Plan and each Employee  Agreement,  including all  amendments  thereto,  trust or funding agreements  relating  thereto  (if any),  the three most recent  annual  reports
(Series  5500 and  related  schedules)  required  under  ERISA,  summary  annual reports, the most recent determination letter received from the Internal Revenue
Service (the "IRS"), the most recent summary plan description (with all material modifications),  if the Company  Benefit Plan is funded,  the most recent annual and  periodic  accounting  of Company  Benefit  Plan  assets,  and all  material communications to any Employee or Employees relating to any Company Benefit Plan or Employee Agreement.

     (d) With  respect to each  Company  Benefit  Plan (i) the  Company and each
ERISA Affiliate,  if any, has performed all obligations required to be performed by it under each Company  Benefit Plan and  Employee  Agreement  and neither the
Company nor any ERISA  Affiliate  is in default  under or in  violation  of, any
Company Benefit Plan,  (ii) each Company  Benefit Plan has been  established and maintained in accordance  with its terms and in compliance  with all  applicable laws,  statutes,  orders,  rules and  regulations,  including but not limited to
ERISA and the Code, including without limiting the foregoing,  the timely filing of all required reports,  documents and notices, where applicable,  with the IRS and the Department of Labor (the "Department");  (iii) each Company Benefit Plan intended to qualify  under  Section 401 of the Code is, and since its  inception has been, so qualified and a determination  letter has been issued by the IRS to the effect that each such Company  Benefit  Plan is so  qualified  and that each trust  forming  a part of any  such  Company  Benefit  Plan is  exempt  from tax pursuant to Section 501 (a) of the Code and no  circumstances  exist which would
adversely  affect  this   qualification   or  exemption;   (iv)  no  "prohibited
transaction,"  within the meaning of Section  4975 of the Code or Section 406 of
ERISA,  has occurred with respect to any Company  Benefit Plan; (v) no action or failure to act and no  transaction  or holding of any asset by, or with  respect to,  any  Company  Benefit  Plan has or may  subject  the  Company  or any ERISA
Affiliate or any fiduciary to any tax,  penalty or other  liability,  whether by way  of  indemnity  or  otherwise;  (vi)  there  are  no  actions,  proceedings, arbitrations,  suits or claims pending,  or to the best knowledge of the Company and any ERISA Affiliate threatened or anticipated (other than routine claims for benefits)  against  the  Company or any ERISA  Affiliate  or any  administrator, trustee or other  fiduciary  of any  Company  Benefit  Plan with  respect to any
Company Benefit Plan or Employee Agreement,  or against any Company Benefit Plan or against the assets of any Company Benefit Plan; (vii) no event or transaction has occurred  with respect to any Company  Benefit Plan that would result in the imposition  of any tax under  Chapter 43 of Subtitle D of the Code;  (viii) each
Company  Benefit  Plan can be  amended,  terminated  or  otherwise  discontinued
without liability to the Company or any ERISA Affiliate; (ix) no Company Benefit
Plan is under audit or  investigation  by the IRS, the Department or the Pension
Benefit  Guaranty  Corporation  (the "PBGC"),  and to the best  knowledge of the
Company and any ERISA  Affiliate,  no such audit or  investigation is pending or threatened.

     (e) The execution of, and performance of the transactions  contemplated in, this Agreement and the other Merger Documents will not (either alone or upon the occurrence of any additional or subsequent events) constitute an event under any
Company  Benefit  Plan or  Employee  Agreement  that  will or may  result in any payment  (whether of severance pay or otherwise),  acceleration,  forgiveness of indebtedness, vesting, distribution, increase in benefits or obligations to fund benefits with respect to any Employee.

     (f) With respect to each Company  Benefit Plan (other than a  multiemployer plan) which is an "employee  pension benefit plan" within the meaning of Section
3(2) of  ERISA  ("Pension  Plan"),  hereto,  (i) no  steps  have  been  taken to terminate any Pension Plan now maintained or  contributed  to, no termination of any Pension Plan has occurred  pursuant to which all  liabilities  have not been satisfied in full, no liability under Title IV of ERISA has been incurred by the
Company or any ERISA  Affiliate  which has not been  satisfied  in full,  and no event has occurred and no condition  exists that could reasonably be expected to result in the Company or any ERISA  Affiliate  incurring a liability under Title
IV of ERISA or could  constitute  grounds for terminating any Pension Plan; (ii)
no proceeding has been initiated by the PBGC to terminate any Pension Plan or to appoint a trustee to administer any Pension Plan;  (iii) each Pension Plan which is  subject to Part 3 of  Subtitle  B of Title I of ERISA or Section  412 of the
Code, has been maintained in compliance  with the minimum  funding  standards of
ERISA  and the  Code and no such  Pension  Plan has  incurred  any  "accumulated funding  deficiency,"  as defined in Section  412 of the Code and Section 302 of
ERISA,  whether or not waived;  (iv) neither the Company nor any ERISA Affiliate has sought nor received a waiver of its funding requirements with respect to any
Pension  Plan and all  contributions  payable  with respect to each Pension Plan have been timely made;  (v) no reportable  event,  within the meaning of Section
4043 of ERISA,  and no event  described  in Section  4062 or 4063 of ERISA,  has occurred  with respect to any Pension  Plan;  and (vi) the present  value of all accrued benefits of each Pension Plan,  determined on a plan  termination  basis using the actuarial assumptions established by the PBGC as in effect on the date of determination,  does not as of the date hereof and will not as of the Closing
Date exceed the fair market value of the assets  (which for this  purpose  shall not include any accrued but unpaid contributions) of such Pension Plan.

Section 5.15.     Labor Relations; Employees.

     The Company employs a total of 14 employees (including  managers,  officers and contract employees) in connection with its business, operations and affairs, and the names,  positions,  time devoted to the  business,  length of employment with the Company,  current salaries and benefits of such employees are set forth on Schedule 5.15 of the Company  Disclosure  Letter.  The employees set forth on
Schedule 5.15 of the Company Disclosure Letter constitute all of the individuals used in connection  with the Company's  business,  operations and affairs in the
Ordinary Course of Business. Except as set forth on Schedule 5.15 of the Company
Disclosure Letter:

     (a) no  employees  or group of  employees  have  attempted  to  conduct  an election for a collective bargaining unit;

     (b) during the  preceding  five (5) year  period,  the Company has not been subject to any  administrative  or judicial  restrictions  relating to labor and employment practices;

     (c)  there is no  unfair  labor  practices  complaint  or  other  complaint relating to employee  matters  against the Company  pending  before the National
Labor Relations Board or any other governmental authority;

     (d) there is no labor  strike,  dispute,  slowdown or  stoppage  pending or threatened against the Company;

     (e) the Company is not  delinquent  in payments to any of its employees for any compensation, benefits or reimbursements;

     (f) the  Company  is not a party  or  bound  by any  collective  bargaining agreement;

     (g) the Company has not been cited under the U.S.  Occupational  Safety and
Health  Act  or  any  other   applicable   Law   relating  to   harassment   and
discrimination,  as a result of the Company's work  environment or conditions or of any of its employees and neither the Company nor Burns is aware of any events or circumstances  that could reasonably be expected to constitute or result in a harassment or discrimination claim or a hostile work environment;

     (h)  no  employee,  contract  employee  or  consultant  is  subject  to any confidentiality,  non-disclosure or non-compete  agreement with a third party or any other restrictions with respect to such persons duties or activities for the
Company or in connection with or relating to the Company's business,  operations and affairs; and

     (i) each  employee,  contract  employee and  consultant  of the Company has executed and delivered  confidentiality  and work-for hire  agreements  and such agreements  are in full force and effect and an enforceable  obligation  against each such employee, contract employee or consultant.

Section 5.16.     Compliance with Laws; Governmental Authorizations.

     Schedule 5.16 of the Company  Disclosure Letter sets forth a summary of all
Federal,  state, local and foreign governmental,  regulatory or agency licenses, permits,  orders,  authorizations,  certifications  and  approvals  necessary or required  by  applicable  Law for the  business,  operations  and affairs of the
Company as currently conducted (collectively, the "Permits"). The Company has at all times  complied with all applicable  Laws,  including but not limited to the
Health  Insurance  Portability and  Accountability  Act of 1996. The Company has
obtained  Permits  necessary to conduct the business,  operations and affairs of the Company as presently conducted.  The Permits are valid and in full force and effect  and the  Company  has at all times  complied  with all  requirements  or conditions  relating  to the  Permits.  There  have been no  violations  of such
Permits and such Permits are, and will continue to be after the  consummation of the transactions  contemplated in the Merger Documents,  valid and in full force and  effect.  True  and  complete  copies  of all  Permits  and all  amendments, extensions and modifications thereto have been delivered to Medix.

Section 5.17.     Insurance.

     (a) Schedule 5.17 of the Company Disclosure Letter sets forth a list of all policies of insurance  held by the Company,  specifying  the insurer,  amount of coverage,  type of insurance  and policy  number.  The Company has  delivered to
Medix  correct and complete  copies of all summaries  and  descriptions  of such policies.

     (b) Except as set forth on Schedule 5.17 of the Company Disclosure Letter:

     (i) all due premiums have been paid and are not subject to  adjustment;  no claims are pending thereunder;  and no notice of cancellation or termination has been received with respect to any such policy;

     (ii) such  policies  will not  terminate or be subject to  adjustment  as a result of the transactions contemplated by the Merger Documents;

     (iii) the amounts and types of coverage  under such  policies are customary in the  Company's  industry to insure  against the risk  relating to the assets, properties, business and operations of the Company; and

     (iv) such insurance  complies in all respects,  including,  but not limited to, the amount and type of coverage  required by any applicable  Law,  Permit or third party contract.

Section 5.18.     Title to Assets.

     (a) Except as set forth in Schedule 5.18 of the Company  Disclosure Letter, the Company has good and marketable title to, or a valid leasehold  interest in, all of the assets, properties,  interests in assets or properties (whether real, personal or mixed) or rights which are reflected on the Balance Sheet,  free and clear of all Encumbrances.

     (b) The Company has delivered to Medix a list, attached as Schedule 5.18 of the  Company  Disclosure  Letter,  of all assets and  properties  of the Company relating to or used in connection  with the business,  operations and affairs of the Company,  in each case whether  owned or leased.  Such list  identifies  all items by type,  amount,  make and model,  indicates  leased items,  and, for all items  (including  vehicles) on which the  manufacturer  has  inscribed a serial number,  by serial number.  Schedule 5.18 of the Company  Disclosure Letter also includes  the net book value and original  cost of each item.  All of the assets listed on Schedule  5.18 of the Company  Disclosure  Letter are in good  working order and condition,  normal wear and tear excepted,  and, to the best knowledge of the Company and Burns, are free from defects, which would cause the assets to fail. Each asset is substantially fit for the purposes for which it is utilized.
The assets and  properties  listed on Schedule  5.18 of the  Company  Disclosure
Letter constitute  substantially all of the Company's right,  title and interest in and to the assets, properties,  interests in assets and properties and rights
(of every  kind and  description  and  wherever  located),  used or owned by the
Company  relating to or in connection with its business,  operations and affairs as currently conducted and as proposed to be conducted after consummation of the transactions contemplated by the Merger Documents.

Section 5.19.     Litigation.

     Except as set forth on  Schedule  5.19 of the  Company  Disclosure  Letter,
there are no (i) actions, suits, claims, investigations, administrative or other proceedings by or before any  governmental  authority,  arbitrator,  mediator or other dispute resolution Person or court,  whether at law or in equity,  whether civil or criminal in nature, pending or threatened against the Company or any of its assets,  properties,  interests in assets of properties  or rights,  or (ii)
judgments,  decrees,  injunctions  or  orders  of  any  governmental  authority, arbitrator,  mediator or other  dispute  resolution  Person or court  against or binding upon or threatened against the Company or any of its assets, properties, interests in assets of  properties  or rights,  or  questioning  the validity or enforceability of any of the Merger Documents and the transactions  contemplated thereby.  The  Company  is not in  default  under  any  such  judgment,  decree, injunction  or order.  The Company has  delivered to Medix  correct and complete copies of all documents and correspondence relating to, or a description of, any of the matters described in this Section 5.19.

Section 5.20.     Related Party Transactions.

     Except as set forth on Schedule 5.20 of the Company  Disclosure  Letter and
except for  compensation  to regular  employees  of the Company in the  Ordinary
Course of Business,  during the preceding  three (3) year period,  no current or former Member, manager, director,  officer, employee or holder of any securities of the Company,  or a member of the  immediate  family of any such Person or any entity directly or indirectly controlled by any of the foregoing, has been (i) a party,  either directly or indirectly,  to any transaction  with or received any compensation,  economic  gain  or  other  benefits  (whether  or  not  financial benefits)  from the  Company;  (ii) the direct or indirect  owner of an interest
(other than  non-affiliated  holdings in publicly held entities) in any business that is or was a  competitor,  supplier or customer of the Company;  or (iii) to the Company's  and Burn's best  knowledge,  the  recipient of any  compensation, economic gain or other  benefits  (whether or not financial  benefits)  from any business entity, or any person employed by, or any stockholder or partner of, or otherwise  affiliated  with, such business entity,  that is a client,  supplier, vendor or competitor of the Company.  All such  transactions  listed on Schedule
5.20 of the  Company  Disclosure  Letter  are no less  favorable  than  would be available if contracting with an independent third party.

Section 5.21.     Real Property.

     (a) The Company  neither owns any real property nor has any interest in any real  property,  and is not obligated  under or a party to any option,  right of first refusal or other contractual right to purchase,  acquire,  sell or dispose of any parcel of real property.

     (b) Schedule  5.21 of the Company  Disclosure  Letter sets forth a complete and  correct  list of all real  property  leased by the  Company  ("Leased  Real
Property"). Medix has complete and correct copies of all leases relating to such
Leased  Real  Property  (each an "Office  Lease" and  collectively,  the "Office
Leases") and all existing or proposed amendments or modifications  thereto.  The
Company is not a lessor,  sublessor or grantor  under any  contract  granting to another Person any right to the possession,  use,  occupancy or enjoyment or any parcel of Leased Real Property.

     (c) Except as set forth on Schedule 5.21 of the Company Disclosure Letter:

     (i) all  improvements  on the Leased Real  Property  are in good  operating condition and repair (ordinary wear and tear excepted), and there does not exist any condition which interferes with the use thereof;

     (ii) to the Company's knowledge, the Leased Real Property and the operation and maintenance thereof do not violate any material Laws;

     (iii)  each  Office  Lease is in full  force  and  effect,  as  amended  or modified,  all rent and other sums and charges  payable  thereunder are current, and no rent has been paid more than one month in advance;

     (iv) no  notice  of  default  or  termination  under  any  Office  Lease is outstanding, no termination event or condition or uncured default on the part of the tenant  named  therein,  or the lessor  thereunder,  exists under any Office
Lease and, to the  Company's  knowledge,  no event has occurred and no condition exists  which,  with the  giving of  notice or the lapse of time or both,  would constitute a default or termination  event or condition  under any Office Lease, and all Office Leases are as of the date hereof,  and will continue to be, after the  consummation  of the  transactions  contemplated  herein  or in the  Merger
Documents,  in full force and effect and do now and will then constitute  legal, valid and binding obligations of the parties thereto;

     (v) the tenant named in the Office Lease has not advanced any amounts to or on behalf of the lessor thereunder for which the tenant has not been reimbursed, the tenant has not sublet the premises  demised therein or any portion  thereof, nor has the tenant assigned, by operation of law or otherwise, any of the Office
Leases or any portion thereof;

     (vi) the lessor under each Office Lease has no charge, lien, claim, defense or offset of any kind under any Office Lease or otherwise against the Company;

     (vii) there are covenants of "quiet  enjoyment" in the Office  Leases,  and the leasehold estate under, and leasehold interest in, each Office Lease is held free and clear of any Encumbrance or other matter affecting title thereto; and

     (viii)  the  Company is in full and  complete  possession  of the  premises described under each Office Lease and is fully occupying the same and conducting business therefrom.

Section 5.22.     Tax Matters.

     (a) All  Federal,  foreign,  state and local Tax (as  hereinafter  defined)
returns, declarations, reports, claims and information statements, informational returns,  including  any  schedule,  attachment  or amendment  relating  thereto
(collectively  "Returns")  for the Company  for periods  ending on or before the
Closing Date have been or will be filed by their respective due dates, including any extensions thereof.  All of the Company's Federal,  state, local and foreign
Tax liabilities,  if any, as shown to be due on such Tax Returns for all periods prior  to the  Closing  Date,  have  been  paid  or  will be paid in full to the appropriate taxing authorities by the Company on or before the Closing Date. All such Tax Returns  filed  through the date hereof are true and correct and do not omit any items of income or claim any deduction or exclusion, which is or may be subject to  challenge.  The  Company  shall have made the entity  classification
election   pursuant  to  Treasury   Regulation   301.7701-3  to  be  treated  as
"corporation"  under the Code and such  election  shall be  effective  as of the
Closing Date.  The Company has withheld and paid all Taxes required to have been withheld  and paid in  connection  with  amounts  paid or  owing  to any  person employed by the Company as a full, part-time or contract employee or otherwise.

     (b) In addition,  (i) the Company has not waived any statute of limitations affecting  any Tax  liability or agreed to any  extension of time during which a
Tax assessment or deficiency  assessment may be made;  (ii) there are no pending
Tax audits of any Returns of the Company,  and no material unresolved  questions or claims  concerning  the Company's Tax  liability;  (iii) the Company has made full  provision on its books and records and full  provision will be made on the
Closing  Balance  Sheet for all Taxes  payable  for any  periods  that end on or before the  Closing  Date for which no Return has yet been filed and for periods which begin on or before the Closing  Date and end after the Closing Date to the extent such Taxes are  attributable  to the portion of the periods ending on the
Closing  Date;  (iv) the  Company  has not  accrued or  otherwise  incurred  any liability for any Federal, state, local or foreign Taxes, except in the Ordinary
Course of Business and consistent  with past  practice;  and (v) the Company has never been a party to any Tax sharing  agreement or arrangement with any Person.
The Company  has  delivered  to Medix  correct  and  complete  copies of all Tax
Returns and examination reports since the date of its organization.

     (c) For purposes of this Agreement, "Tax" or "Taxes" means, with respect to any Person,  (i) all income or franchise  taxes  (including  any tax on or based upon net income, or gross income, or income as specially  defined,  or earnings, profits,  selected items of income, earnings or profits) or net worth or capital stock value and all gross receipts, sales, use, ad valorem, transfer, franchise, license,  registration,  withholding,  payroll,  employment,  excise, severance, stamp, occupation,  premium, real property,  personal property, windfall profits taxes, alternative or add-on minimum taxes, customs duties or other taxes, fees, assessments  or charges or any kind  whatsoever,  together with any interest and any  penalties,  additions to tax or  additional  amounts  imposed by any taxing authority  (domestic or foreign) on such Person and (ii) any  liability  for the payment of any amount of the type described in the immediately  preceding clause
(i) as a result of being a  "transferee"  (within the meaning of Section 6901 of the Code or similar provision of the Code or of any other applicable law) of any
Person,   including,  but  not  limited  to,  as  a  member  of  an  affiliated, consolidated or combined group.

Section 5.23.     Intellectual Property.

     (a) Schedule 5.23 of the Company  Disclosure  Letter contains a correct and complete  list of all (i) patents,  trademarks,  trademark  applications,  trade names,  service marks,  service mark  applications,  or  copyrights,  and to the extent  registered,  the  registration  numbers,  which are used or owned by the
Company,  (ii)  applications,  filings  and other  formal  actions  pursuant  to
Federal, state, local and foreign laws taken by the Company to perfect or record its interest in the Intellectual Property, and (iii) other Intellectual Property of the Company used in connection  with or relating to its business,  operations and  affairs.  The  Company  owns or has the right to use or bring  infringement actions with respect to all Intellectual Property listed on Schedule 5.23 of the
Company  Disclosure  Letter.  The  Company  has not  received  any notice of any adversely  held  Intellectual  Property  or of any  claim  of any  other  Person relating to any Intellectual Property of the Company.

     (b) All of the  patents,  copyrights,  trademarks,  trade names and service marks  listed on Schedule  5.23 of the Company  Disclosure  Letter are valid and protectable,  properly  registered  and in full  force  and  effect  and are not subject to any taxes or fees.  The  Company  (i) has not  licensed,  assigned or granted to any Person  rights of any  nature to use any  Intellectual  Property;
(ii) is not  obligated to pay  royalties  to anyone for use of the  Intellectual
Property of a third party;  and (iii) does not market,  sell or use any product, service or information that violates or infringes any Intellectual Property of a third party. No current or former member, manager, officer, director,  investor, lender,  employee,  consultant or independent  contractor of the Company has any interests  in or  rights  to any  Intellectual  Property  owned  or  used by the
Company.  Neither the Company nor any current or former employee,  consultant or agent has disclosed any material non-public information relating to Intellectual
Property to any third party, except pursuant to a non-disclosure agreement.

     (c) There is no pending  or  threatened  claim or  litigation  against  the
Company  contesting the right to use its  Intellectual  Property,  asserting the misuse of any thereof,  or asserting the  infringement or other violation of any
Intellectual Property of a third party. No third party has infringed or violated any  Intellectual  Property of the  Company.  The  Company has taken  reasonable security  measures  to protect  the  secrecy,  confidentiality  and value of its
Intellectual   Property,   including  but  not  limited  to,  client  lists  and
information,  trade secrets,  proprietary processes,  models, formulae, designs,
improvements,   systems,  inventions,   know-how,  and  other  confidential  and
proprietary information. Schedule 5.23 of the Company Disclosure Letter contains a  list  of  all  Intellectual  Property  licensed  by  the  Company  (excluding off-the-shelf  software),  including all software used by the Company (excluding off-the-shelf  software), and in the case of customized software, the vendor and the party providing support therefore.

     (d) Neither the execution,  delivery or performance of the Merger Documents nor the consummation of the transactions  contemplated thereby, will (i) breach, violate or conflict with any instrument or agreement  governing any Intellectual
Property,  (ii) cause the  forfeiture or  termination or give rise to a right of forfeiture or  termination  of any  Intellectual  Property,  or (iii) in any way
impair the right of the Company to use, sell,  license or dispose of or to bring any  action  for the  infringement  of,  any  Intellectual  Property  or portion thereof.

     (e)  Medix has  received  a copy,  or a  description,  of the  Intellectual
Property listed on Schedule 5.23 of the Company Disclosure Letter.

     (f) As used  herein,  the  term  "Intellectual  Property"  shall  mean  all patents, patent applications,  trademarks,  trademark applications, trade names, service marks, service mark applications,  logos, slogans, copyrights, copyright applications,  franchises,  inventions,  models, databases,  systems, processes, formulae,  trade  secrets,  know-how,  customer  lists or  account  information, computer  software,  programs,  algorithms  codes  and any  other  confidential, proprietary  or  technical  information  (whether  or not  subject  to patent or copyright protection).

Section 5.24.     Accounts Receivable; Clients and Vendors.

     (a) Except as set forth on Schedule 5.24 of the Company  Disclosure Letter, all accounts and notes due and uncollected as reflected on the Balance Sheet (i)
have arisen from bona fide  transactions  in the Ordinary Course of Business and consistent with past practice of the Company and represent valid obligations due to the Company;  (ii) are enforceable in accordance with their respective terms;
(iii) are not subject to deduction,  set-off or  counterclaim;  and (iv) will be collected in accordance with their respective  terms in their recorded  amounts.
Schedule 5.24 of the Company  Disclosure  Letter lists any obligor who, together with all of its  affiliates,  owed  accounts  and notes due and  uncollected  as reflected on the Balance Sheet, in an aggregate amount of $5,000 or more.

     (b) Except as set forth on Schedule 5.24 of the Company  Disclosure Letter, as of the date hereof there is (i) no account  debtor or note debtor  delinquent in its payment by more than ninety (90) days;  (ii) to the best knowledge of the
Company and Burns,  no account  debtor or note debtor is  insolvent or bankrupt;
(iii) no account  receivable  or note  receivable  has been pledged to any third party; or (iv) no claim,  refusal or threatened refusal to pay, or any rights of set-off against, any accounts or notes receivable of the Company.

     (c) Since January 1, 2002, no client listed on Schedule 5.24 of the Company
Disclosure Letter has cancelled or otherwise  terminated or threatened to cancel or  otherwise  terminate  its  relationship  with the Company or has during such period  decreased or  threatened  to decrease,  modify,  or limit,  its business relationship with the Company in any material respect.

Section 5.25.     Guaranties.

     The Company is not a guarantor or otherwise liable for any debt,  liability or other  obligation of any other Person (the "primary  obligor") in any manner, whether  directly  or  indirectly,  and  including  any  obligation,  direct  or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such  liability,  debt or other  obligation  or to  purchase  (or to advance  or supply  funds for the  purchase  of) any  security  for the  payment thereof,  (b) to  purchase or lease  property,  securities  or services  for the purpose of assuring the owner of such liability, debt or other obligation of the payment thereof,  (c) to maintain  working capital,  equity capital or any other financial  statement  condition  or  liquidity  of the primary  obligor so as to enable the primary  obligor to pay such liability,  debt or other  obligation or
(d) as an account  party in  respect  of any letter of credit  issued to support such liability, debt or other obligation.

Section 5.26.     Environmental Matters.

     (a) The  Company has  obtained  all Permits  which are  required  under all
Federal,  state  and  local  statutes,  laws,  regulations,  ordinances,  rules, judgments,  orders,  decrees,  concessions,  grants,  franchises,  agreements or governmental  restrictions  relating  to the  environment  or the release of any materials into the environment (collectively, "Environmental Laws"). The Company is in compliance  with the terms and conditions of all such Permits and are also in  compliance  and  has at all  times  complied  with  all  other  limitations, restrictions,  conditions, standards, prohibitions,  requirements,  obligations, schedules and timetables  contained in any  Environmental  Law applicable to the
Company and its business, operations,  affairs, assets, properties or operations or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder.

     (b) The Company (i) has not  handled,  stored or released  any  pollutants, contaminants,  toxic or hazardous substances,  materials,  wastes, constituents, compounds,  chemicals, natural or manmade elements or forces (including, without limitation,  petroleum  or any  by-products  or fractions  thereof,  any form of
natural  gas,  lead,  asbestos  and  asbestos-containing   materials,   building
construction  materials  and  debris,  polychlorinated  biphenyls  ("PCBs")  and
PCB-containing  equipment,  radon,  and  other  radioactive  elements,  ionizing radiation,  electromagnetic  field radiation and other  non-ionizing  radiation, sonic forces and other natural forces,  infectious,  carcinogenic,  mutagenic or etiologic agents, pesticides, defoliants, explosives, flammables, corrosives and urea formaldehyde foam insulation) that are regulated by any Environmental  Laws
(collectively,  "Hazardous  Substances");  (ii) is not and will not be liable or responsible for clean-up costs,  remedial work or damages in connection with the handling,  storage or release by the Company of any Hazardous Substance prior to the Closing  Date;  and (iii) has not  received  any claim for  clean-up  costs, remedial work or damages from any Person or Federal,  state or local  government or any agency or political subdivision thereof, in connection with the handling, storage or release by the Company of any Hazardous Substance.

     (c) The Company has not been assessed and is not liable for,  subject to or have been  assessed  or  threatened,  with  respect  to any  claims,  judgments, damages,  penalties,  fines,  liens,  costs or expenses in  connection  with any
Environmental Laws or suffered any diminution in value,  restrictions or loss of use of any owned or leased property as a result of Environmental Laws.

Section 5.27.     Records.

     All records,  books, minutes, and other records and information relating to the Company are  complete  and correct  and  reflect  accurately  all  corporate actions,  issuances of Units and other  securities and other actions taken by or on behalf of the Company.

Section 5.28.     Bank Accounts; Powers of Attorney.

     Schedule 5.28 of the Company Disclosure Letter sets forth a list of (i) the name of each bank in which the Company has an account, safe deposit box, or lock box, and the names of all persons authorized to draw thereon,  or to have access thereto,  and (ii) the names of all persons  holding powers of attorney from the
Company and a summary statement of the terms thereof.

Section 5.29.     Brokers and Finders.

     No Person  acting on behalf or under the  authority  of the  Company or any
Member is or will be  entitled  to any  broker's,  finder's,  or similar  fee or commission in connection with the transactions contemplated hereby.

Section 5.30.     Investment Representations and Warranties.

     Each of the Investment  Letters and the  Affiliates  Letters (as such terms are hereinafter defined) are true and correct in all respects.

Section 5.31.     Disclosure.

     None of the Merger  Documents  or other  materials  referred to herein,  or furnished to Medix by or on behalf of the Company or Burns,  contains any untrue statement  of a  material  fact by the  Company  or  Burns  or  omits to state a material  fact  necessary in order to make the  statements  contained  herein or therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VI.

           Representations and Warranties of Medix and the Merger Sub

     Each of Medix and the Merger  Sub hereby  represents  and  warrants  to the
Company as follows:

Section 6.1.      Organization; Powers.

     Each of Medix and the Merger Sub is a corporation  duly organized,  validly existing  and in  good  standing  under  the  laws  of the  jurisdiction  of its incorporation.  Each of Medix and the  Merger  Sub has all  requisite  corporate power and authority to execute and deliver the Merger Documents to which it is a party, to perform its obligations  thereunder and to consummate the transactions contemplated thereby.

Section 6.2.      Authority.

     Each of Medix and the Merger Sub has taken all corporate  action  necessary to authorize its execution and delivery of the Merger Documents to which it is a party,  the performance of its obligations  thereunder,  and its consummation of the  transactions  contemplated  thereby (other than with respect to the Merger, the approval and adoption of this  Agreement and the  transactions  contemplated hereby by the  stockholders  of Medix,  in accordance  with  applicable  law and
Medix's  certificate of incorporation and by-laws and the filing and recordation of appropriate merger documents as required by the Ohio Statute). This Agreement has been  executed and  delivered  by one or more  officers of each of Medix and
Merger Sub in accordance  with such  authorization  and  constitutes a valid and binding obligation of each of Medix and Merger Sub, enforceable against Medix or
Merger Sub in  accordance  with its terms.  Each Merger  Document and each other document or  instrument  contemplated  thereby,  when  executed and delivered in accordance with the provisions thereof,  shall be a valid and binding obligation of each of Medix and  Merger  Sub,  enforceable  against  Medix or Merger Sub in accordance with its terms.

Section 6.3.      No Conflict.

     The  execution  and  delivery by each of Medix and Merger Sub of the Merger
Documents to which it is a party,  consummation of the transactions contemplated thereby, and its compliance with the provisions thereof, will not (i) violate or conflict with the certificate of  incorporation  or by-laws,  each as amended to the date hereof, of each of Medix and the Merger Sub (ii) violate,  constitute a default  (whether with notice,  lapse of time, or both),  conflict with, or give rise to any  right of  termination,  cancellation,  or  acceleration  under  any agreement,  indenture,  note, bond,  mortgage,  deed of trust, lease,  security, license,  permit,  or  instrument  to which  either Medix or the Merger Sub is a party, or to which it or any of their  respective  assets are subject;  or (iii)
result in the  imposition  of any  Encumbrance  on any asset of either  Medix or
Merger Sub; or (iv) violate or conflict with any Laws.

Section 6.4.      Litigation.

     There are no (i) actions, suits, claims, investigations,  administrative or other proceedings by or before any governmental authority,  arbitrator, mediator or other  dispute  resolution  Person or  court,  whether  at law or in  equity, whether civil or criminal in nature,  pending or threatened against Medix or the
Merger  Sub,  or any  of  their  assets,  properties,  interests  in  assets  of properties or rights, or (ii) judgments,  decrees,  injunctions or orders of any governmental authority,  arbitrator, mediator or other dispute resolution Person or court against or binding upon or  threatened  against Medix or the Merger Sub or any of their assets, properties, interests in assets of properties or rights, or questioning the validity or enforceability of any of the Merger Documents and the transactions contemplated thereby. Medix or the Merger Sub is not in default under any such judgment,  decree,  injunction or order.  Medix or the Merger Sub has  delivered to the Company  correct and complete  copies of all documents and correspondence relating to, or a description of, any of the matters described in this Section 6.4.

Section 6.5.      No Consent or Approval Required.

     No consent,  waiver,  approval or  authorization  of, or  declaration to or filing with, any governmental or regulatory  authority,  or any other Person, is required  for the valid  authorization,  execution  and delivery by Medix or the
Merger  Sub  of  the  Merger  Documents  to  which  it is a  party  or  for  the consummation  of  the  transactions  contemplated  thereby  that  has  not  been obtained,  except for (i) applicable  requirements  under the Securities Act and
Exchange Act (as  hereinafter  defined);  (ii) state  securities  and "blue sky"
laws;  (iii)  applicable  requirements of AMEX; (iv) filings and recordations of appropriate  Merger Documents as required by the Ohio Statute;  and (v) approval by the  stockholders  of Medix,  in accordance  with  applicable Law and Medix's certificate of incorporation and by-laws.

Section 6.6.      Common Stock.

     Except for  obtaining  the  approval of the  stockholders  of Medix for the
Merger and the issuance of shares of Common Stock as Merger  Consideration,  the
Common Stock issuable in connection  with the Initial Merger  Consideration  are duly  authorized  by all  necessary  action and will be when  issued and sold in accordance  with the terms of this  Agreement,  validly  issued,  fully paid and non-assessable  and free and clear of all Taxes and Encumbrances.  The shares of
Common Stock issuable in connection with Contingent  Payments upon  satisfaction of the applicable  Qualifying  Event are duly authorized by all necessary action and will be when issued and sold in accordance  with the terms of this Agreement validly issued,  fully paid and  non-accessible  and free and clear of all Taxes and Encumbrances. The shares of Common Stock have been issued in compliance with all applicable  agreements,  instruments or Laws,  including but not limited to, the  Securities  Act  of  1933  (the  "Securities  Act")  and  applicable  state securities  or "blue sky" laws.  The "Medix  Disclosure  Letter"  shall mean the
Medix disclosure  schedules delivered by Medix to the Company currently with the execution and delivered of this  Agreement.  The Medix  Disclosure  Letter shall include  references  to each  provision of this  Agreement to which  information contained in the Medix Disclosure Letter is intended to apply.

Section 6.7.      Medix Reports and Financial Statements.

     (a) Medix has filed all  forms,  reports,  statements  and other  documents required  to be filed  by Medix  with the  Securities  and  Exchange  Commission
("SEC")  since  September  30,  2002 (the  "Medix  Reports"),  each of which has complied  in all  material  respects  with the  applicable  requirements  of the
Securities Act, and the rules and regulations  promulgated  thereunder,  and the
Securities  Exchange  Act of  1934  (the  "Exchange  Act"),  and the  rules  and regulations promulgated thereunder, each as in effect on the date so filed. None of the Medix Reports  (including any financial  statements or schedules included or incorporated by reference  therein) contained when filed any untrue statement of a material  fact or omitted or omits to state a material  fact required to be stated or incorporated by reference  therein or necessary to make the statements therein,  in the light of the  circumstances  under  which they were  made,  not misleading.

     (b) All of financial statements of Medix included in the Medix Reports have been prepared in accordance with GAAP applied on a consistent  basis  throughout the periods  involved  (except as may be  indicated  in the notes  thereto)  and fairly present in all material respects the consolidated  financial  position of
Medix and its  subsidiaries at the respective dates thereof and the consolidated results of its  operations  and changes in cash flows for the periods  indicated
(subject,  in the  case  of  unaudited  statements,  to  normal  year-end  audit adjustments).

     (c) There are no  liabilities  of Medix or any of its  subsidiaries  of any kind  whatsoever,  whether  or not  accrued  and  whether or not  contingent  or absolute,  that are  material to Medix and its  subsidiaries,  taken as a whole, other than (i) liabilities disclosed or provided for in the consolidated balance sheet of Medix and its  subsidiaries at September 30, 2002,  including the notes thereto;  (ii)  liabilities  disclosed in the Medix Reports;  (iii)  liabilities incurred on behalf of Medix under this  Agreement and the  contemplated  Merger;
and (iv) liabilities incurred in the Ordinary Course of Business consistent with past practice since September 30, 2002.

Section 6.8.      Disclosure.

     None  of the  Merger  Documents  or  other  materials  referred  to  herein furnished  to the  Company  by Medix or the  Merger  Sub or the  Medix  Reports,
contain  any untrue  statement  of a material  fact or omits to state a material fact required in order to the make the statements  contained  herein or therein, in light of the circumstances in which they were made, not misleading,  and such statements  remain true and complete in all material  respects as of the date of this Agreement.

                                  ARTICLE VII.

                       Conditions to Closing of Each Party

     The  obligations of each party to perform this Agreement are subject to the following conditions precedent:

Section 7.1.      Legal Action.

     No  temporary  restraining  order,  preliminary  injunction,  or  permanent injunction  or other  order  preventing  the  consummation  of the  transactions contemplated  by the Merger  Documents  shall have been  issued by any  Federal, state or local court or any administrative or regulatory agency or commission or other  governmental  authority  or agency  (domestic  or foreign)  and remain in effect.  Each  party  agrees to use its best  efforts  to have any such order or injunction lifted.

Section 7.2.      Legislation.

     No  Federal,  state,  local or foreign  Law shall have been  enacted  which prohibits, restricts or delays the consummation of the transactions contemplated hereby, by the Merger Documents, or any of the conditions to the consummation of such transactions.

Section 7.3.      Escrow Agreement.

     Each of Medix,  the  Representative  (as  attorney-in-fact  for the Members pursuant to Section 8.17) and the Escrow Agent shall have executed and delivered the  Escrow  Agreement  in form and  substance  reasonably  satisfactory  to the parties thereto. The Escrow Agreement shall provide for the release of shares of
Common Stock received as Merger  Considerations as follows:  3,000,000 shares on the three month anniversary of the Closing Date, an additional  2,000,000 shares on the six month  anniversary  of the Closing Date and an  additional  1,000,000 shares on each three month  anniversary of the Closing Date  thereafter with any remaining  shares of Common Stock held in the Escrow Account  released 24 months after the Closing Date; (iii) permit, subject to compliance with applicable Law, including but not limited to, the Securities  Act and state  securities and blue sky laws,  the  unrestricted  sale of shares of  Common  Stock  received  by the
Members as Contingent  Payments as follows:  1/3 upon receipt,  1/3 on the three month  anniversary of the date of the applicable  Qualifying Event and the final
1/3 on the six month  anniversary of the applicable  Qualifying  Event; and (iv)
otherwise be in form and substance satisfactory to the parties thereto.

Section 7.4.      Registration Rights Agreement.

     Medix and the Representative (as  attorney-in-fact for the Members pursuant to Section  8.17)  shall have  executed  and  delivered  a  registration  rights agreement (the "Registration  Rights Agreement") which shall (i) provide for the registration  (and  maintenance  thereof)  of all of the shares of Common  Stock received as Merger  Consideration  and (ii) permit,  subject to compliance  with applicable  Law,  including  but not  limited to, the  Securities  Act and state securities  and blue sky laws, the  unrestricted  sale of shares of Common Stock received by the Members as the Initial Merger  Consideration  in accordance with the terms and conditions of the Escrow Agreement.

Section 7.5.      Employment Agreements.

     The  Company,  Medix and each of Burns and Kowitz  shall have  executed and delivered an  employment  agreement in form and  substance  satisfactory  to the
parties  thereto  (each,  an  "Employment   Agreement"  and  collectively,   the
"Employment  Agreements"),  and each such Employment  Agreement shall be in full
force  and  effect  and  an   enforceable   obligation   against  the  Surviving
Corporation, Burns and Kowitz as of the Closing Date.

                                 ARTICLE VIII.

                Conditions to Closing of Medix and the Merger Sub

     The  obligation  of  the  Medix  and  the  Merger  Sub to  pay  the  Merger
Consideration and perform this Agreement are subject to the following conditions precedent:

Section 8.1.      Company Approval.

     The Members of the Company by  resolutions  or consents  duly adopted shall have  approved the Merger and the  execution,  delivery and  performance  of the
Merger Documents to which it or they are a party, the transactions  contemplated thereby  and  compliance  with the  provisions  thereof by the Company and Medix shall have received a certificate  signed by the Secretary of the Company,  that such  resolutions  or  consents  are in full  force and  effect  and are all the resolutions  adopted in connection with the execution,  delivery and performance of the  Merger  Documents  to which it or they are a party and the  transactions contemplated thereby.

Section 8.2.      Key Employees- Employment Agreements.

     Medix, the Company and Burns shall have identified the key employees of the
Company and the  Company  and each such key  employee  shall have  executed  and delivered employment agreements in form and substance satisfactory to Medix, and each  such  employment  agreement  shall  be in full  force  and  effect  and an enforceable obligation against such employee as of the Closing Date.

Section 8.3.      Due Diligence.

     Medix and the  Merger  Sub  shall  have  completed  an  examination  of the financial,  accounting,  business  and legal  records  of the  Company  and such examination shall be satisfactory to Medix and the Merger Sub and its counsel in their reasonable discretion.

Section 8.4.      Representations and Warranties.

     On the Closing Date, (i) the  representations and warranties of the Company and the  Representative  contained in this  Agreement or the Company  Disclosure
Letter delivered  pursuant hereto shall be true and correct with the same effect as  though  made on and as of the  Closing  Date  and  (ii)  the  documents  and information  required to be  delivered to Medix or the Merger Sub by the Company and Burns (in his individual capacity and as the Representative on behalf of the
Members) under the Merger  Documents are true and correct as of the Closing Date with the same effect as though made on and as of the Closing Date and there have been no  amendments,  modifications  or changes to such documents or information that have not been  disclosed  to Medix or the Merger Sub,  and Medix shall have received a certificate signed by an authorized officer of the Company, as to the
Company,  to that effect,  and a certificate  from Burns,  as to Burns,  to that effect.

Section 8.5.      Performance of Obligations.

     The Company and Burns (in his individual  capacity and as Representative on behalf of the Members) shall have  performed all the  covenants,  agreements and obligations  contained in this Agreement to be performed or complied with by the
Company  and Burns on or prior to the  Closing  Date,  and the Medix  shall have received a certificate signed by an authorized officer of the Company, as to the
Company,  to that effect,  and a certificate  from Burns,  as to Burns,  to that effect.

Section 8.6.      Certified Copies.

     Medix shall have  received  such  certified  copies or other copies of such documents  as it or its  counsel  may  reasonably  request,  including,  but not limited to, a certificate  signed by the  Secretary of the Company,  dated as of the  Closing  Date and  certifying:  (a)  that  attached  thereto  is a true and complete copy of the articles of  organization  of the Company,  as in effect on the date of such  certification;  (b) that attached  thereto is a certificate of existence  from the Secretary of State of the State of Ohio,  along with foreign qualifications, from the applicable jurisdictions, both as of a recent date; (c)
that attached thereto is a true and complete copy of the operating  agreement of the Company as in effect on the date of such  certification;  (d) that  attached thereto is a true and complete copy of the  resolutions or consents  authorizing the execution of the Merger Documents and the transactions contemplated thereby, and such resolutions  constitute all resolutions  relating to such  transactions and have not been  amended or modified as of the  Closing  Date;  and (e) to the incumbency  and  specimen  signature  of each  officer or Manager of the Company executing  any of the  Merger  Documents,  and  any  certificate  or  instrument furnished pursuant thereto.

Section 8.7.      Opinion of Counsel.

     The  Purchaser  shall have received an opinion of Katz,  Teller,  Brant and
Hild,  counsel for the  Company,  dated the Closing  Date and  addressed  to the
Purchaser covering matters as to authorization, enforceability and other matters customary for the  transactions  contemplated by this Agreement and otherwise in form reasonably satisfactory to Medix.

Section 8.8.      Consents and Approvals.

     The Company shall have made all  registrations,  filings and  applications, given all notices and obtained all  governmental  or other third party consents, transfers, approvals , orders, qualifications and waivers necessary or desirable for the consummation of the transactions  contemplated by the Merger  Documents, including  but not limited to all  consents,  assignments  or notices  under any contracts or agreements,  Office Leases and Permits  (including all state boards of pharmacology) and the Vendor Services Agreement between Express Scripts, Inc.
and the Company, dated July 21, 2002, the RxHub POC Provider Pilot Participation
Agreement  between  RxHub and the Company,  dated June 28, 2002 and the Point of
Care Alliance  Agreement between Medco Health  Solutions,  Inc., and the Company dated June 28, 2002,  and the Company  shall deliver to Medix copies of all such registrations,  filings, applications,  notices, consents, transfers, approvals, orders, qualifications and waivers in form and substance satisfactory to Medix.

Section 8.9.      Absence of Changes.

     No event, occurrence,  fact, condition, change, development or effect shall exist or have occurred or come to exist or been threatened that, individually or in the  aggregate,  has had or  resulted  in or could be  expected  to become or result  in a  material  adverse  effect  on the  business,  assets,  operations, results,  financial condition or prospects of the Company,  and Medix shall have received a certificate  signed by an  authorized  officer of the Company to that effect.

Section 8.10.     Repayment or Conversion of Indebtedness.

     Except as set forth on Schedule 8.11 of the Company  Disclosure Letter, all
of the Members of the Company shall have converted any loans made to the Company into Units of the Company prior to the Effective Time and the Company shall have repaid in full all indebtedness or other  obligations for borrowed money.  Medix shall  have  received  evidence  of such  conversion  or  repayment  in form and substance satisfactory to Medix, including delivery to Medix of payoff letters.

Section 8.11.     Release of Security Interests.

     Except with respect to Encumbrances  securing the indebtedness set forth in
Schedule 3.2 of the Company Disclosure Letter, all Encumbrances  relating to the assets, properties,  interests in assets or properties and rights of the Company
shall  have  been   terminated  and  released  and  Medix  shall  have  received confirmation of release of any security interests, pledges or other Encumbrances in form and substance satisfactory to Medix.

Section 8.12.     General Release.

     Each of the Members of the Company  shall have  executed  and  delivered to
Medix a general  release in form and substance  satisfactory  to Medix releasing
Medix, the Surviving Corporation and their respective  affiliates,  effective as of  the  Closing  Date,  from  all  liabilities  and  obligations  of  any  kind whatsoever,  other than liabilities and obligations  under this Agreement or the other Merger Documents.

Section 8.13.     Purchaser Approvals.

     Medix shall have obtained all necessary  filings,  approvals,  consents and waivers  to  effect  the  transactions  contemplated  by the  Merger  Documents, including  but not  limited  to, any  approvals,  consents  or filing  under the
Securities Act, the Exchange Act, the rules and  regulations  under AMEX and the approval of the  stockholders  of Medix relating to the execution,  delivery and performance of this Agreement and the Merger.

Section 8.14.     Rights of First Refusal.

     All rights of first  refusal,  or similar  rights,  held by any Person with respect to the Company,  shall have expired without  exercise.  Medix shall have received  evidence of such  expiration  in form and  substance  satisfactory  to
Medix.

Section 8.15.     Reorganization; Operating Agreement.

     (a) The Company and Way Over the Line,  LLC, a limited  liability  company, shall  have  merged or  otherwise  combined  or  consolidated  their  respective businesses,  operations  and assets  with the Company as the  surviving  entity.
Medix shall have received evidence of such merger, combination or consolation in form and substance satisfactory to Medix.

     (b) The Company  shall have amended and restated  its  operating  agreement
(the "Operating Agreement") in form and substance satisfactory to Medix and such amended and restated Operating Agreement shall be in full force and effect as of the Effective Time.

Section 8.16.     Appointment of Representative.

     Each  of  the  Members  shall  have  appointed  Stephen  S.  Burns  as  the representative of the Members (the "Representative"), to act as attorney-in-fact and  representative  for  all  purposes  under  the  Merger  Documents  and  the transactions contemplated thereby, with the right in such capacity to do any and all things and to execute any and all documents in such Member's place and stead in  connection  with the  Merger  Documents  and the  transactions  contemplated thereby.  Medix shall have  received  evidence of such  appointment  in form and substance satisfactory to Medix.

Section 8.17.     Investment Letters; Affiliate Letters

     (a) Each of the Members  shall have  executed and  delivered an  investment letter (the "Investment Letter") in form and substance satisfactory to Medix.

     (b) Each  "affiliate"  of the Company as such term is defined under Section
145 of the Securities Act shall and executed and delivered to Medix an affiliate agreement (the  "Affiliate  Agreements")  in form and substance  satisfactory to
Medix.

Section 8.18.     Kowitz Non-Competition Agreement.

     The Company and Kowitz shall have executed and delivered a  non-competition agreement (the "Non-Competition  Agreement") in form and substance  satisfactory to Medix.

Section 8.19.     Dissenters' Rights.

     Members holding not less than ninety-five  percent (95%) of the outstanding
Units of the Company  shall have voted in favor of the Merger and waived any and all  dissenters'  rights  or rights to  demand  fair cash  value  under the Ohio
Statute.

Section 8.20.     Voting Agreement.

     Each of Medix,  Burns, Kowitz and such other Members as Medix may determine in its sole discretion shall have executed and delivered a voting agreement (the
"Voting  Agreement")  and such Voting  Agreement  shall be in form and substance satisfactory to Medix.

Section 8.21.     Fairness Opinion.

     Medix shall have received, at its own cost and expense, an opinion dated as of the Closing Date from a firm selected by Medix in its sole  discretion to the effect that, as of such date, the Merger is fair to Medix's  stockholders from a financial point of view and such opinion shall not have been withdrawn.

Section 8.22.     Non-Compete Agreements.

     The  Company  and each of Mike  Bell,  James  Shrider,  Richard  East,  Dan
Gibbons,  and Martin Rucidlo shall have executed and delivered  non-compete  and confidentiality agreements in form and substance satisfactory to Medix, and each such agreement  shall be in full force and effect and an enforceable  obligation against each such person as of the Closing Date.

Section 8.23.     Audited Financial Statements.

     Medix shall have obtained,  at its own cost and expense,  audited Financial
Statements of the Company prior to the Closing Date.

Section 8.24.     Acceptance by Counsel.

     The sufficiency of all  agreements,  documents and  certificates  delivered hereunder and related proceedings shall be reasonably accepted to Moses & Singer
LLP, counsel to Medix and the Merger Sub.

                                  ARTICLE IX.

               Conditions to the Closing of the Company and Burns

     The  obligation  of the  Company  and Burns to perform  this  Agreement  is subject to the following conditions precedent:

Section 9.1.      Representations and Warranties.

     On the Closing Date,  (i) the  representations  and warranties of Medix and the  Merger Sub  contained  in this  Agreement  or the Medix  Disclosure  Letter delivered  pursuant  hereto  shall be true and  correct  with the same effect as though made on and as of the Closing Date and (ii) the documents and information required  to be  delivered  to the  Company by Medix or the Merger Sub under the
Merger  Documents  are true and  correct  as of the  Closing  Date with the same effect  as though  made on and as of the  Closing  Date and  there  have been no amendments,  modifications or changes to such documents or information that have not been  disclosed  to the  Company,  and the  Company  shall  have  received a certificate  signed by an authorized  officer of Medix and a certificate from an authorized officer of the Merger Sub, as to the Merger Sub, to that effect.

Section 9.2.      Performance of Obligations.

     Each of Medix and the Merger Sub shall have  performed  all the  covenants, agreements  and  obligations  contained  in this  Agreement  to be  performed or complied  with by Medix or the Merger Sub on or prior to the Closing  Date,  and the Company shall have received a certificate signed by an authorized officer of
Medix as to Medix, to that effect,  and a certificate from an authorized officer of the Merger Sub, as to the Merger Sub, to that effect.

Section 9.3.      Certified Copies.

     The Company shall have received  such  certified  copies or other copies of such documents as it or its counsel may reasonably request,  including,  but not limited  to, a  certificate  signed  by the  Secretary  of each of Medix and the
Merger  Sub,  dated as of the Closing  Date and  certifying:  (a) that  attached thereto is a true and complete copy of the certificate of incorporation of Medix or the  Merger  Sub,  as the  case  may be,  as in  effect  on the  date of such
certification;   (b)  that  attached   thereto  is  a  long-form  good  standing
certificate from the Secretary of State of Colorado and Delaware, as applicable;
(c) that attached thereto is a true and complete copy of the by-laws of Medix or the  Merger  Sub,  as the  case  may  be,  as in  effect  on the  date  of  such certification;  (d) that  attached  thereto is a true and  complete  copy of the
resolutions   authorizing  the  execution  of  the  Merger   Documents  and  the
transactions contemplated thereby by each of the Board of Directors of Medix and the Merger Sub and such resolutions  constitute all resolutions relating to such transactions  and have not been amended or modified as of the Closing Date;  and
(e) to the  incumbency  and  specimen  signature of each officer of Medix or the
Merger  Sub  executing  any of the  Merger  Documents,  and any  certificate  or instrument furnished pursuant hereto.

Section 9.4.      Financing

     Medix  shall have raised not less than $1 million in  additional  financing since October 25, 2002.

Section 9.5.      Consents and Approvals.

     Each  of  Medix  and  the  Merger  Sub  shall  have  made  all   applicable
registrations,  filings and  applications,  given all notices and  obtained  all
governmental,   administrative,   regulatory  or  other  third  party  consents,
transfers,  approvals, orders, qualifications and waivers necessary or desirable for the  consummation of the  transactions  contemplated by the Merger Documents and shall  deliver to the  Company  copies of all such  registrations,  filings, applications,  notices, consents, transfers, approvals, order qualifications and waivers in form and substance satisfactory to the Company and Burns thereto.

Section 9.6.      Opinion of Counsel.

     The Purchaser shall have received an opinion of Moses & Singer LLP, counsel for Medix and the  Merger  Sub,  dated the  Closing  Date and  addressed  to the
Company  and  the   Representative   covering   matters  as  to   authorization,
enforceability and other matters customary for the transactions  contemplated by this Agreement and otherwise in form reasonably satisfactory to the Company.

Section 9.7.      Absence of Changes.

     No event, occurrence,  fact, condition, change, development or effect shall exist or have occurred or come to exist or been threatened that, individually or in the  aggregate,  has had or  resulted  in or could be  expected  to become or result  in a  material  adverse  effect  on the  business,  assets,  operations, results,  financial  condition or prospects of Medix, and the Company shall have received a certificate signed by an authorized officer of Medix to that effect.

Section 9.8.      Acceptance by Counsel.

     The sufficiency of all  agreements,  documents and  certificates  delivered hereunder  and  related  proceedings  shall be  reasonably  acceptable  to Katz,
Teller, Brant & Hild, counsel to the Company.

                                   ARTICLE X.

                            Covenants and Agreements

Section 10.1.     Filings and Consents.

     Each of the Company,  Burns,  Medix and the Merger Sub shall  cooperate and use  their  respective  best  efforts  to make all  registrations,  filings  and
applications,   to  give  all   notices   and  to   obtain   all   governmental,
administrative,  regulatory or other third party consents, transfers, approvals, orders,  qualifications  and waivers necessary or desirable for the consummation of the  transactions  contemplated  by the Merger  Documents and the  applicable party  shall  deliver  to the  other  party  copies  of all such  registrations, filings, applications, notices, consents, and waivers.

Section 10.2.     Access to Records and Properties of the Company.

     From and after the date hereof until the Closing, the Company shall afford, and Burns  shall cause the  Company to afford,  (a) to Medix and its  authorized representatives,  including,  but not limited  to, its counsel and  accountants, free and full access at all reasonable times to the personnel, assets, business, properties,  books,  records (including Tax Returns filed and in preparation) of the  Company  in order  that  Medix may have full  opportunity  to make such due diligence  investigation as it may desire to make of the affairs of the Company;
and (b) to the  accountants  of Medix,  free and full  access at all  reasonable times to the books,  data and records of  Seeskin,  Paas,  Blackburn & Co.,  the
Company's   independent   certified  public   accountants.   The   investigation
contemplated  by this Section shall not affect or otherwise  diminish or obviate in any  respect any of the  representations  and  warranties  of the Company and
Burns contained in this Agreement or the indemnification obligations pursuant to
Article XII.

Section 10.3.     Conduct of Business.

     From  the  date of this  Agreement  to the  Closing  Date,  and  except  as otherwise  contemplated  by this  Agreement,  the Company and Burns covenant and agree to operate the  Company's  business,  operation  and  affairs  only in the
Ordinary Course of Business and consistent with past practice and use their best efforts to preserve and maintain the  Company's  business,  assets,  properties, rights, relationships with suppliers,  customers, clients, employees, agents and
others  having  business  dealings  with  the  Company.   Without  limiting  the
generality of the foregoing, except as otherwise contemplated by this Agreement, during the period from the date of this  Agreement to the Closing Date,  without the prior written  consent of Medix,  the Company will not, and Burns will cause the Company not to:

     (a) create,  incur or assume any debt,  liability or obligation,  direct or indirect,  whether accrued, absolute,  contingent or otherwise,  relating to the
Company,  other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

     (b) cause the Company,  to assume,  guarantee,  endorse or otherwise become responsible  (whether directly,  indirectly,  contingently or otherwise) for the obligations  of, or make any loans or advances to, any other Person,  other than in the Ordinary Course of Business and consistent with past practice,  but in no event greater than $5,000;

     (c) waive or release any rights of value relating to the Company,  or cause the Company to cancel,  compromise,  release or assign any indebtedness  owed to them or any claims held by them,  other than in the Ordinary  Course of Business and consistent with past practice, but in no event greater than $5,000;

     (d)  transfer,  sell,  assign  or  otherwise  convey  any  of  the  assets, properties,  interests in assets or properties  or rights of the Company,  other than in the Ordinary Course of Business and consistent  with past practice,  but in no event greater than $5,000;

     (e)  mortgage,  pledge,  subject to any lien,  claim or charge or otherwise
Encumber any of the assets,  properties,  interests in assets or  properties  or rights of the  Company or in any way create or  consent to the  creation  of any title  condition  affecting such assets,  properties,  interests or rights other than in the Ordinary Course of Business and consistent  with past practice,  but in no event greater than $5,000;

     (f) with respect to the managers,  directors,  officers or employees of the
Company:

     (i) increase the rate or terms of compensation payable or to become payable to any of them;

     (ii)  pay or  agree  to pay any  pension,  retirement  allowance  or  other employee  benefit not required or permitted by any existing  plan,  agreement or arrangement to any of them;

     (iii) commit to any additional pension,  profit sharing,  bonus, incentive, deferred compensation,  stock purchase,  stock option, stock appreciation right, group  insurance,  severance  pay,  retirement or other  employee  benefit plan, agreement  or  arrangement,  or  increase  the rate or  terms of any such  plan, agreement or arrangement  which now exists,  to the extent  applicable to any of them; or

     (iv) enter  into any  employment  or  severance  agreement  with or for the benefit of them;

     (g) enter  into or  terminate  any lease or make any  change in any  lease, other than in the Ordinary Course of Business and consistent with past practice, but in no event greater than $5,000;

     (h) make or become obligated to make any capital  expenditures  relating to the Company or enter into any commitments therefore,  other than in the Ordinary
Course of Business and consistent  with past  practice,  but in no event greater than $5,000;

     (i) make any  alteration  in the manner of keeping  the books,  accounts or records of the Company, or in the accounting practices therein reflected, except as required by applicable Law or GAAP;

     (j) the Company shall not (i) change or amend its articles of  organization or operating  agreement;  (ii) issue any Units or other equity  interests in the
Company, or issue or sell any securities convertible into or exchangeable for or carrying  the right to, or options  with  respect to, or warrants to purchase or rights to subscribe  to, any Units or other  equity  interests in the Company or enter  into  any  agreement  obligating  the  Company  to  undertake  any of the foregoing;  or (iii) pay any  dividends  or  distributions  with  respect to any membership or other equity interests in the Company;

     (k) take any action that would cause any  representation or warranty herein to be untrue; or

     (l) commit or agree to take any of the foregoing actions.

Section 10.4.     Efforts to Consummate.

     Subject to the terms and  conditions  provided  herein,  the parties hereto shall use their respective  reasonable best efforts to take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective,  as soon as reasonably  practicable, the  transactions  contemplated  by the  Merger  Documents,  including,  but not limited to, the obtaining of all consents, authorizations,  orders and approvals of any Person,  required in connection with the consummation of the transactions contemplated by the Merger Documents.

Section 10.5.     Negotiation With Others.

     (a) Negotiation.  From and after the date hereof,  until the earlier of the
Closing Date or the  termination of this  Agreement  pursuant to Article XI, the
Company,  Burns and Kowitz  will not,  and Burns will cause the  Company not to, directly or  indirectly  (through  representatives,  agents or  otherwise):  (i)
solicit, initiate discussions or engage in negotiations with any Person (whether such  negotiations  are initiated by the Company,  Burns,  Kowitz or otherwise), concerning the possible acquisition, recapitalization or reorganization (whether by way of merger,  reorganization,  purchase  of equity  interests,  purchase of indebtedness,  purchase of assets or otherwise) of the Company (collectively,  a
"Transaction");  (ii)  provide  information  with  respect to the Company to any
Person,  relating to a  Transaction  with the  Company;  or (iii) enter into any agreement or  understanding  with any Person,  concerning a Transaction with the
Company.  If the  Company,  Burns or Kowitz  receives any  unsolicited  offer or proposal  to  enter  into  negotiations  relating  to a  Transaction  or for any information  concerning the Company, or any of the assets,  properties or rights of the Company, the Company, Burns or Kowitz, as the case may be, shall promptly notify Medix of such offer or proposal,  the identity of the Person  making such offer or  proposal  and the terms of such offer or proposal  (including  without limitation, the purchase price and financing therefore).

     (b)  Disposition of Securities;  Solicitation;  Voting.  From and after the date hereof,  each of Burns and Kowitz  shall,  (i) refrain  from  transferring, selling or assigning  to any Person or agreeing in any manner to transfer,  sell or assign to any Person or pledge, Encumber,  deposit in a voting trust or grant a proxy with respect to any Units or other  securities of the Company  presently or  hereafter  owned or  controlled  by  Burns  or  Kowitz;  (ii)  refrain  from soliciting or entering into any  agreement or  arrangement  with any Person with respect to any transfer,  sale or assignment of any Units or other securities of the  Company;  and (iii)  vote any  Units,  including  the Units  currently,  or hereafter  owned or controlled by Burns or Kowitz in favor of the Merger and the transactions  contemplated  by the  Merger  Documents  at every  meeting  of the
Members of the Company called therefore and at every adjournment  thereof (or in connection  with any written action in lieu of any such meeting) and against any other merger, consolidation,  sale of assets, reorganization,  recapitalization, liquidation  or  winding-up  of the  Company at every  meeting of members of the
Company called therefore and at every adjournment thereof (or in connection with any written action in lieu of any such meeting).  At the request of Medix, Burns and Kowitz shall execute and deliver such agreements or instruments necessary or desirable to further effect this Section  10.5(b),  including but not limited to irrevocable voting proxies or a voting agreements.

     (c) Breach of Sections 10.5(a) or 10.5(b). The parties hereto recognize and acknowledge that a breach by the Company,  Burns or Kowitz,  as the case may be, of Section 10.5(a) or 10.5(b) hereof,  respectively,  will cause irreparable and material  loss and  damage  for  Medix,  the  amount  of  which  is not  readily determinable,  and that,  in addition to any remedy Medix may have in damages by an  action  at law,  it shall  be  entitled  to the  issuance  of an  injunction restraining any such breach or any other remedy at law or in equity for any such breach.

Section 10.6.     Supplements to the Company Disclosure Letter.

     From time to time prior to the Closing, the Company and Burns will promptly supplement  or amend the Company  Disclosure  Letter with  respect to any matter hereafter  arising,  which,  if  existing  or  occurring  at the  date  of  this
Agreement,  would have been required to be set forth or described in the Company
Disclosure  Letter. No supplement or amendment of the Company  Disclosure Letter made  pursuant to this Section 10.6 shall be deemed to  constitute a cure of any breach  of any  representation  of or  warranty  made by the  Company  and Burns pursuant to this  Agreement or constitute a waiver of any such breach or consent to any such breach by Medix or the Merger Sub.

Section 10.7.     Notice of Developments.

     The Company and Burns shall give prompt written notice to Medix:

     (a) any development adversely affecting the business,  assets,  properties, rights,  liabilities,  financial condition,  operations,  results of operations, affairs or future prospects of the Company; and

     (b) any  development  affecting the ability of the Company,  Burns,  or any
other  Member  to  consummate  the  transactions   contemplated  by  the  Merger
Documents;

provided,  however,  no  disclosure  by the Company  and Burns  pursuant to this
Section  10.7  shall be deemed to  supplement  or amend the  Company  Disclosure
Letter hereto or to constitute a cure of any  representation of or warranty made by the Company or Burns pursuant to this Agreement or constitute a waiver of any such breach or consent to any such breach by Medix.

Section 10.8.     Fees and Expenses.

     Medix and the Members  shall bear their own  respective  fees and  expenses incurred  in  connection  with  the  preparation  for  and  consummation  of the transactions  contemplated  by the  Merger  Documents.  Medix  shall pay up to a maximum of One Hundred  Thousand  Dollars  ($100,000) of the Company's  fees and expenses incurred in connection with the preparation for and consummation of the transactions contemplated by the Merger Documents.

Section 10.9.     Required Payments.

     The Company shall have paid its respective accrued aggregate annual amounts required  under  ERISA,  the Code and/or by contract  to be  contributed  to any
Assumed  Benefit  Plans  (including  any  premiums),  along  with any  interest, penalties or late charges,  fully with respect to 2001 and 2002 fiscal years and provision for such amounts are reflected on the Balance Sheet.

Section 10.10.    Non-Compete.

     (a) Burns agrees that, during the Non-Compete Period (as defined below), he shall not engage in any activities or provide any services or products either on his  own  behalf  or  for  the  benefit  or on  behalf  of  any  other  business
organization  or  Person  (whether  as  principal,   partner,  member,  officer,
director,  stockholder,  agent,  joint  venturer  consultant  creditor,  lender, guarantor,  surety,  investor  or  otherwise)  which are in  direct or  indirect competition with or similar to the business, products and services of Medix, the
Surviving   Corporation  or  any  of  their   respective   direct  or  indirect,
subsidiaries,   divisions,  partnerships,  limited  liability  companies,  joint ventures and  affiliates,  (collectively,  the "Group") in the United  States or
Canada.  Each of Burns and Medix,  expressly  declares that the  territorial and time  limitations  contained in this Section are reasonable and are properly and necessarily  required for the adequate  protection of the business,  operations, intellectual  property and goodwill of Medix and the Surviving  Corporation  and are given as an integral part of the Merger,  but for which Medix and the Merger
Sub would not have  entered into this  Agreement.  If such  territorial  or time limitations,  or any portions thereof,  are deemed to be unreasonable by a court
of  competent   jurisdiction,   whether  due  to  passage  of  time,  change  of
circumstances or otherwise,  each of Burns, Medix and the Surviving  Corporation agrees to a reduction of said territorial  and/or time limitations to such areas and/or periods of time as said court shall deem reasonable.  As used herein, the term "Non-Compete Period" means a five (5) year period commencing on the Closing
Date.

     (b) Burns agrees that, during the Non-Compete  Period, he will not directly or indirectly,  in one or a series of  transactions  (i) service,  supervise the service of,  recruit,  solicit or otherwise  induce,  persuade or influence  any stockholder,  lender, director,  officer, employee, sales agent, joint venturer, investor, lessor, supplier, customer, client, agent, representative or any other
Person which has a business  relationship with Medix,  Surviving  Corporation or any other member of the Group to discontinue, reduce, or modify such employment, agency or business  relationship  with Medix,  the Surviving  Corporation or the
Group,  or (ii) seek to employ,  retain or engage or employ,  retain,  engage or employ or cause any business organization in direct or indirect competition with or similar to Medix,  the Surviving  Corporation or the Group to seek to employ, retain or engage or employ,  retain, engage or employ any person or agent who is then retained,  engaged or employed by Medix,  the Surviving  Corporation or any other member of the Group.

     (c) The non-competition and  non-solicitation  provisions  contained herein are in  addition  to, and not in  limitation  of,  any rights  that Medix or the
Surviving Corporation may have by other contract, law or otherwise.

     (d)  Burns  acknowledges  that the  remedy  at law for any  breach  of this
Section 10.10 may be inadequate.  Accordingly,  Burns agrees that, upon any such breach of this Section  10.10,  Medix,  the Surviving  Corporation  or any other member  of the  Group  shall,  in  addition  to  all  other  available  remedies
(including,  without  limitation,  seeking  an  injunction  or  other  equitable relief), be entitled to injunctive relief without having to prove the inadequacy of the  remedies  available  at law and without  being  required to post bond or other security.

     (e) The failure of Medix, the Surviving  Corporation or any other member of the Group at any time to require performance by Burns of any provision hereunder shall in no way  affect the right of Medix,  the  Surviving  Corporation  or any member of the Group thereafter to enforce the same, and the waiver by Medix, the
Surviving Corporation or any member of the Group of a breach of any provision of this  Section  10.10  shall  not  operate  as or be  construed  a waiver  of any subsequent breach thereof.

     (f) Burns  acknowledges  and agrees  that the  covenants  and  restrictions contained  in this  Section  10.10  are  separate  and  distinct  from any other contractual  obligations  the  Executive  may have with  respect to the  subject matter  of  Section  10.10 and are in  connection  with the sale by Burns of his controlling interest in the Company.

     (g) Each of Medix,  the Surviving  Corporation  and any other member of the
Group  acknowledges  and agrees that the remedies for any breach by Burns of the provisions  of this Section 10.10 shall be  exclusively  against Burns and shall not  constitute  a claim  against the Company or the  Members or  constitute  an indemnification claim pursuant to Article 12 of this Agreement.

Section 10.11.    Further Assurances.

     At any  time  or from  time  to  time  after  the  Closing,  Burns  (in his individual  capacity  and as  Representative  on behalf of the  Members) and the
Company  shall,  at the request of Medix and without  additional  consideration, execute  and  deliver any further  instruments  or  documents  and take any such further  action as Medix  may  reasonably  request  in order to  consummate  the transactions contemplated in the Merger Documents.

                                  ARTICLE XI.

                                 Termination

     This  Agreement  may be  terminated  at any time prior to the  Closing,  as follows:

     (a) by the mutual written consent of Medix on the one hand, and the Company and Burns on the other;

     (b) on or after the Termination Date (as hereinafter defined) by either the
Company and Burns or Medix,  as the case may be, if the  conditions set forth in
Articles  VII,  VIII and IX hereof  shall  not have  been met by the  applicable party;

     (c) by Medix, if Medix shall have determined, in its sole discretion,  that the transactions contemplated by the Merger Documents have become inadvisable or impracticable  by reason of the  institution  of any  litigation,  proceeding or investigation to restrain or prohibit the  consummation of such  transactions or which questions the validity or legality of the transactions contemplated by the
Merger Documents; or

     (d) by  Medix,  if any Law  shall  have  been  enacted  which,  in its sole discretion,  impairs  the  conduct or  operation  of the  Company  as  presently conducted and as contemplated to be conducted; or

     (e) by the Company and Burns or Medix,  if the closing  price of the Common
Stock on the AMEX is less than $0.50 per share for five (5) consecutive  trading days].

provided,  however, that if such termination shall result from the breach of any representation,  warranty, covenant or agreement by any party to this Agreement, such party shall be fully  liable for any and all  damages,  costs and  expenses
(including,  but not limited to, reasonable  counsel fees) sustained or incurred by any  other  party  as a  result  of such  breach.  As used  herein,  the term
"Termination  Date" shall mean April 1, 2003. Any  termination  pursuant to this
Article XII (other than a termination pursuant to paragraph (a) hereof) shall be effected by written notice from the party or parties so terminating to the other parties hereto.

                                  ARTICLE XII.

                                 Indemnification

Section 12.1.     Definitions.

     As used in this Article XII, the  following  terms shall have the following meanings:

     (a) "Claim" means a claim,  demand,  action,  suit,  proceeding or cause of action,  in each case (i) whether made,  occurring or threatened before or after the Closing  Date;  (ii) whether or not  disclosed or known prior to the Closing
Date; and (iii) whether made by any governmental or quasi-governmental authority or private Person.

     (b) "Losses" shall mean any and all losses, damages,  deficiencies,  costs, liabilities,  expenses  (including but not limited to,  interest,  penalties and
reasonable   attorneys',   accountants'   and   other   professional   fees  and
disbursements), payments to avoid penalties (whether in settlement or otherwise)
and  assessments,  sustained,  suffered or incurred by any  Indemnified  Person, directly  or  indirectly  whether or not  involving  any Third  Party  Claim (as defined below).

Section 12.2.     Indemnification.

     (a) Burns (in his individual  capacity and as  Representative  on behalf of the Members  pursuant to Section 8.16) shall,  and, if this Agreement shall have been  terminated  prior to Closing,  Burns (in his  individual  capacity  and as
Representative  on behalf  of the  Members  pursuant  to  Section  8.16) and the
Company shall jointly and severally,  indemnify,  defend and hold harmless Medix and, if the Closing shall have occurred,  the Surviving  Corporation and each of their respective affiliates,  shareholders,  officers, directors, employees, and agents,  from and against any and all Losses assessed,  incurred or sustained by or against any of them relating to, in connection with or arising out of (i) any misrepresentation,  inaccuracy or breach of any  representation or warranty made by the Company or Burns contained in any Merger Document, the Company Disclosure
Letter or any schedule, certificate or other writing delivered in connection any of the foregoing; (ii) any breach or failure of observance or performance of any covenant,  agreement  or  commitment  made  by the  Company  or  Burns  (in  his individual  capacity and as  Representative on behalf of the Members pursuant to
Section 8.16) in any Merger Document; (iii) any Taxes relating to periods ending on or before the Closing Date and any Taxes relating to the Merger Consideration or the  exchange of Units;  (iv) any amounts  paid to  dissenting  Members  that demand fair cash value for their Units under the Ohio Statute (to the extent not otherwise  provided  for  pursuant  to  Section  3.2 above) or (v) any Claims or obligations  of any  kind or  nature  relating  to the  Company,  the  business, operations or affairs of the Company or any of the assets, properties, interests in assets or properties or rights of the Company which were existing at or as of the Closing  Date or arising in whole or in part out of any acts,  transactions, conditions,  circumstances or facts which occurred or existed on or prior to the
Closing Date, whether or not then known or knowable.

     (b) Medix shall indemnify,  defend and hold harmless the Members and Burns, and if this Agreement shall have been terminated  prior to Closing,  the Company and Burns,  from and against any and all Losses assessed,  incurred or sustained by or  against  any  of  them  with  respect  to  or  arising  out  of  (i)  any misrepresentation,  inaccuracy or breach of any  representation or warranty made by Medix or the Merger Sub contained in any Merger  Document,  Medix  Disclosure
Letter or any schedule, certificate or other writing delivered in connection any of the foregoing,  or (ii) any breach or failure of observance or performance of any covenant, agreement or commitment made by Medix or the Merger Sub hereunder.

Section 12.3.     Assertion of Claims.

     No Claim shall be brought against a party (the "Indemnifying Person") under
Sections 12.2(a) or 12.2(b) and a party (the "Indemnified  Person") shall not be entitled to receive any payment with  respect  thereto,  unless the  Indemnified
Persons,  or any of them,  shall have  given the  Indemnifying  Persons  written notice  of the  existence  of any  such  Claim in  accordance  with  this  12.3;
provided,  however,  that no delay or failure to give such notice on the part of
the  Indemnified  Person  shall  relieve  the  Indemnifying   Persons  from  any
obligation  hereunder  unless (and then  solely to the extent) the  Indemnifying
Person is materially  prejudiced thereby. Upon the giving of such written notice as aforesaid,  the Indemnified  Persons, or any of them, shall have the right to commence legal  proceedings  for the  enforcement of their rights under Sections
12.2(a) or 12.2(b) hereof.

Section 12.4.     Notice and Defense of Third Party Claims.

     The obligations and liabilities of the Indemnifying Persons with respect to
Claims  resulting  from the  assertion of liability by third  parties  (each,  a
"Third Party Claim") shall be subject to the following terms and conditions:

     (a) The Indemnified  Persons shall give written notice to the  Indemnifying
Persons within fifteen (15) days from the receipt of any Third Party Claim which might give rise to a Claim by the Indemnified  Persons against the  Indemnifying
Persons  based on the  indemnity  agreement  contained  in  Sections  12.2(a) or
12.2(b) hereof,  stating the nature and basis of said Third Party Claim, and the amount of such Claim to the extent known;  provided,  however,  that no delay or failure to give such notice on the part of the Indemnified  Person shall relieve the Indemnifying  Persons from any obligation  hereunder unless (and then solely to the extent) the Indemnifying Persons is materially  prejudiced thereby.  Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including, but not limited to, any summons, complaint or other  pleading,  which may have been  served,  or written  demand,  or other document or other instrument.

     (b) Medix and, after the Effective  Time, the Surviving  Corporation  shall have the sole right and  obligation,  at their sole expense,  to defend against, negotiate,  settle or otherwise  deal with any Third Party Claim with respect to which  they  are the  Indemnified  Persons  or  Indemnifying  Persons  and to be
represented  by  counsel  of their  own  choice,  and  Medix  and the  Surviving
Corporation will not admit any liability or settle, compromise, pay or discharge the same without the consent of Burns,  which consent shall not be  unreasonably withheld;  provided,  however, that Burns may participate in any proceeding with counsel of his choice and at his expense.  In the event Medix and the  Surviving
Corporation  fail to defend  against,  negotiate,  settle or otherwise deal with such Third Party Claim as provided above in this Section 12.4,  then Burns shall have the right to defend against,  negotiate,  settle or otherwise deal with the
Third Party Claim in such manner as it deems appropriate.

Section 12.5.     Right of Set-Off.

     It is  expressly  acknowledged  and  agreed  that  Medix and the  Surviving
Corporation may, but shall not be required to, satisfy all or any portion of any
Loss it may have hereunder  against the Members by set-off  against or deduction from any Merger Consideration deposited in the Escrow Account pursuant to and in accordance with the procedures set forth in the Escrow Agreement.

Section 12.6.     Remedies Cumulative.

     The remedies provided for in this Article XII shall be cumulative and shall not preclude assertion by any party hereunder of any other rights or the seeking of any other remedies at law or in equity against any other party.

Section 12.7.     Survival of Representations; Limitation on Liability.

     Notwithstanding  anything to the contrary in this Agreement, the respective obligations and liabilities of the Company and Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16), on the one hand, and Medix and the Surviving Corporation, on the other hand, under this
Article XII shall be subject to the following limitations:

     (a) The  representations  and  warranties  of the Company and Burns (in his individual  capacity and as  Representative on behalf of the Members pursuant to
Section 8.16)  contained in this  Agreement  shall survive the Closing until the second anniversary of the Closing Date (the  "Indemnification  Expiration Date")
for purposes of this Article XII;  provided that Claims relating to (i) Sections
5.1, 5.2, 5.3 and 5.4 shall survive  indefinitely  and (ii) all  agreements  and covenants  contained  herein shall survive  indefinitely  until, by their terms, they are no longer operative.

     (b) Neither  Medix nor the Surviving  Corporation  may assert any Claim for and in no event shall the Company and Burns (in his  individual  capacity and as
Representative  on behalf of the  Members  pursuant to Section  8.16),  have any liability for,  indemnification  hereunder,  unless the aggregate  amount of the
Losses for all such  Claims for  indemnification  asserted  against  Company and
Burns (in his individual capacity and as Representative on behalf of the Members pursuant to Section 8.16),  exceeds One Hundred Thousand Dollars ($100,000),  in which event, the Members shall be liable for all such amounts in excess of Fifty
Thousand Dollars ($50,000).

     (c) The aggregate liability of the Members in respect of Section 12.2 shall not exceed three (3) million  shares of Common Stock,  but in no event more than the number of shares of Common Stock held in the Escrow Account.

                                 ARTICLE XIII.

                                  Miscellaneous

Section 13.1.     Parties in Interest.

     This  Agreement  shall be binding  upon,  inure to the  benefit  of, and be enforceable by, the parties hereto and their respective  successors and assigns.
Anything  contained in the preceding  sentence to the contrary  notwithstanding, neither  this  Agreement  nor  any  of the  rights,  interests  or  obligations, hereunder  shall be assigned by the Company or Burns  without the prior  written consent of Medix.

Section 13.2.     Entire Agreement; Amendments.

     This Agreement and the other writings and agreements  referred to herein or delivered  pursuant hereto contain the entire  understanding of the parties with respect  to its  subject  matter,  including  but not  limited  to,  the  Letter
Agreement  dated as of October 25, 2002 (the  "Letter  Agreement"),  between the
Company  and Medix.  This  Agreement  and such  other  writings  and  agreements referred to herein supersede all prior agreements and understandings between the parties with respect to their subject  matter,  including but not limited to the
Letter  Agreement.  This  Agreement may be amended only by a written  instrument duly executed by the parties hereto, and any condition to a party's  obligations hereunder may only be waived in writing by such party.

Section 13.3.     Public Disclosure.

     Each of the parties to this Agreement  hereby agrees with the other parties hereto that,  except as may be required to comply with  applicable Law, no press release or similar public  announcement or communication  will be made or caused to be made  concerning the proposed or intended  execution,  or the execution or performance of this  Agreement  unless  specifically  approved in advance and in writing by the  Company  and Medix.  The Company and Medix agree that any public announcement  required  by  applicable  Law shall only be made after  reasonable notice to Medix (in the case of notice by the Company) or to the Company (in the case of notice by Medix).

Section 13.4.     Gender.

     Any  reference  to the  masculine  gender  shall be deemed to  include  the feminine and neuter genders unless the context otherwise requires.

Section 13.5.     Waivers.

     Any party to this  Agreement  may, by written  notice to the other  parties hereto, waive any provision of this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

Section 13.6.     Notices.

     All   notices,   claims,   certificates,   requests,   demands   and  other
communications  hereunder  shall be in writing  and shall be deemed to have been duly given if personally delivered or if sent by nationally-recognized overnight courier,  by telecopy,  or by  registered  or  certified  mail,  return  receipt requested and postage prepaid, addressed as follows:

      if to the Company or Burns:

            PocketScript, LLC
            4770 Duke Drive, Suite 201
            Mason, Ohio  45040
            Tel:  (513) 701-6001
            Fax:  (513 701-6076
            Attention:  Stephen S. Burns

      with a copy to:

            Katz, Teller, Brant & Hild
            2400 Chemed Center
            255 East Fifth Street
            Cincinnati, Ohio  45202-4724
            Tel:  (513) 721-4532
            Fax:  (513) 721-7120
            Attention:  Robert Brant

      if to Medix:

            Medix Resources, Inc.
            420 Madison Avenue
            Suite 1830
            New York, New York  10170
            Tel:  (212) 697-2509
            Fax:  (212) 681-9817
            Attention:  Darryl R. Cohen

      with a copy to:

            Moses & Singer LLP
            1301 Avenue of the Americas, 40th Floor
            New York, New York 10019
            Tel:  (212) 554-7800
            Fax:  (212) 554-7700
            Attention:  Dean R. Swagert, Jr., Esq.;

or to such  other  address  as the party to whom  notice is to be given may have furnished  to the other  parties  in writing in  accordance  herewith.  Any such notice or communication shall be deemed to have been received (a) in the case of
personal  delivery,  on  the  date  of  such  delivery,   (b)  in  the  case  of
nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of international  overnight courier,  upon receipt of confirmation  of  delivery,  (d) in the  case  of  telecopy  transmission,  when received,  and (e) in the case of mailing,  on the third  business day following posting.

Section 13.7.     Counterparts.

     This Agreement may be executed in any number of counterparts, and each such counterpart  shall  be  deemed  to be  an  original  instrument,  but  all  such counterparts  together  shall  constitute  but  one  agreement.  Delivery  of an executed counterpart by facsimile shall be equally as effective as delivery of a manually executed counterpart.

Section 13.8.     Headings.

     The section and  paragraph  headings  contained in this  Agreement  are for reference  purposes  only  and  shall  not  affect  in any  way the  meaning  or interpretation of this Agreement.

Section 13.9.     Construction.

     The parties have  participated  jointly in the  negotiation and drafting of this Agreement. The language used in this Agreement shall be deemed the language chosen by the parties  hereto to express  their  mutual  intent,  and no rule of strict  construction  shall be applied  against  any party.  In the event of any ambiguity  or  question of intent or  interpretation,  this  Agreement  shall be construed as if drafted  jointly by the parties and no  presumption or burden of proof shall arise favoring or  disfavoring  any party by virtue of authorship of any provision of this Agreement.  Any reference to any Federal, state, local, or foreign  statute  or Law  shall  be  deemed  also  to  refer  to all  rules  and regulations promulgated thereunder,  unless the context requires otherwise.  The word "including"  shall mean including  without  limitation.  The parties intend that each  representation,  warranty  and covenant  contained  herein shall have
independent  significance.   If  any  party  has  breached  any  representation,
warranty,  or  covenant  contained  herein in any  respect,  the fact that there exists  another  representation,  warranty,  or  covenant  relating  to the same subject matter  (regardless  of the relative  levels of  specificity)  which the party has not  breached  shall not detract  from or mitigate  the fact that such party is in breach of the first representation, warranty, or covenant.

Section 13.10.    Incorporation of Appendices, Exhibits and Schedules.

     The exhibits,  appendices  and schedules  identified or referred to in this
Agreement are incorporated herein by reference and made a part hereof.

Section 13.11.    Severability.

     Any term or provision of this Agreement that is invalid or unenforceable in
any   situation   in  any   jurisdiction   shall  not  affect  the  validity  or
enforceability  of the remaining terms and provisions  hereof or the validity or enforceability  of the offending term or provision in any other  situation or in any other jurisdiction.

Section 13.12.    Governing Law.

     This  Agreement  shall be governed by and construed in accordance  with the laws of the State of New York  applicable to agreements made and to be performed within such state without giving effect to the principles of conflict of laws.

Section 13.13.    Arbitration.

     All disputes between the Company (prior to the Effective Time) and Burns on the one hand and Medix (and after the Effective Time, the Surviving Corporation)
on the other hereunder shall be settled by arbitration before a panel consisting of three (3)  arbitrators  pursuant to the commercial  arbitration  rules of the
American Arbitration Association, in New York, New York; provided, however, that any award pursuant to such arbitration shall be accompanied by a written opinion of the arbitrators giving the reasons for the award. One (1) arbitrator shall be selected by each of Burns,  on the one hand,  and Medix,  on the other,  and the third arbitrator  shall be selected by the other two (2) arbitrators.  Any other rules  regarding  the  selection  process shall be made pursuant to the rules of such Association.  The award rendered by the arbitrators shall be conclusive and binding upon the parties  hereto,  and judgment upon the award may be entered in any court having  jurisdiction  thereof or application may be made to such court for a judicial  acceptance of the award and an order of enforcement.  Each party shall pay its own expenses of  arbitration  and the expenses of the  arbitrators
(including  his/her  compensation)  shall be equally shared;  except that if any matter of dispute  raised by a party or any  defense or  objection  thereto  was unreasonable,  the arbitrator may assess,  as part of his/her award,  all or any part of the  arbitration  expenses  (including  reasonable  attorneys'  fees and expenses)  of the other party and of the  arbitrator  against the party  raising such  unreasonable  matter of dispute or defense or objection  thereto.  Nothing herein set forth shall prevent Burns on the one hand and Medix on the other from settling any dispute by mutual agreement at any time.

                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have duly executed and delivered this
Merger Agreement on the date first above written.

                                    PS PURCHASE CORP.,
                                    a Delaware corporation

                                    By: /s/ Darryl Cohen
                                        --------------------------------------
                                        Name: Darryl Cohen
                                        Title: CEO Medix Resources

                                    MEDIX RESOURCES, INC.,
                                    a Colorado corporation

                                    By: /s/ Darryl Cohen
                                        --------------------------------------
                                        Name: Darryl Cohen
                                        Title: CEO Medix Resources

                                    POCKETSCRIPT, LLC,
                                    an Ohio limited liability company

                                    By: /s/ Stephen S. Burns
                                        ------------------------------------
                                         Name: Stephen S. Burns
                                         Title: CEO

                                    Individually and as Representative on
                                    behalf of the Members pursuant to Section
                                    8.16

                                    /s/ Stephen S. Burns
                                    ------------------------------------------
                                    Name:  Stephen S. Burns

                                    AGREED AND ACCEPTED:
                                    for purposes of Section 10.5 only

                                    /s/ Mick Kowitz
                                    ------------------------------------------
                                    Name:  Mick Kowitz

                               Table of Contents

ARTICLE I.     General

      Section 1.1.   The Merger

      Section 1.2.   Effective Time; Closing

      Section 1.3.   Articles of Organization

      Section 1.4.   Operating Agreement

      Section 1.5.   Directors, Managers and Officers

      Section 1.6.   Taking of Necessary Action; Further Assurances

ARTICLE II.    Effect of Merger on Capital Stock

      Section 2.1.   Merger Consideration

      Section 2.2.   Conversion

      Section 2.3.   Exchange of Certificates

      Section 2.4.   Dividends and Distributions

      Section 2.5.   No Liability

      Section 2.6.   Withholding Rights

      Section 2.7.   Closing of Company Unit Journal

ARTICLE III.   Adjustments to Merger Consideration

      Section 3.1.   Closing Balance Sheet

      Section 3.2.   Adjustment

      Section 3.3.   Acceptance of Closing Balance Sheet

      Section 3.4.   Dispute Resolution

      Section 3.5.   Adjusted Initial Merger Consideration

      Section 3.6.   Payment of Liabilities

ARTICLE IV.    Contingent Consideration

      Section 4.1.   Qualifying Events

      Section 4.2.   Maximum Amount of Contingent Payments

      Section 4.3.   Delivery of Contingent Payments

ARTICLE V.     Representation and Warranties of the Company and Burns

      Section 5.1.   Title - Member

      Section 5.2.   Authority - Burns

      Section 5.3.   Organization; Power - Company

      Section 5.4.   Authority - Company

      Section 5.5.   Qualifications

      Section 5.6.   No Conflict

      Section 5.7.   Capitalization

      Section 5.8.   Subsidiaries; Investments

      Section 5.9.   Financial Information

      Section 5.10.  Absence of Undisclosed Liabilities

      Section 5.11.  No Consent or Approval Required

      Section 5.12.  Changes

      Section 5.13.  Contracts

      Section 5.14.  Employee Benefit Plans

      Section 5.15.  Labor Relations; Employees

      Section 5.16.  Compliance with Laws; Governmental Authorizations

      Section 5.17.  Insurance

      Section 5.18.  Title to Assets

      Section 5.19.  Litigation

      Section 5.20.  Related Party Transactions

      Section 5.21.  Real Property

      Section 5.22.  Tax Matters

      Section 5.23.  Intellectual Property

      Section 5.24.  Accounts Receivable; Clients and Vendors

      Section 5.25.  Guaranties

      Section 5.26.  Environmental Matters

      Section 5.27.  Records

      Section 5.28.  Bank Accounts; Powers of Attorney

      Section 5.29.  Brokers and Finders

      Section 5.30.  Investment Representations and Warranties

      Section 5.31.  Disclosure

ARTICLE VI.    Representations and Warranties of Medix and the Merger Sub

      Section 6.1.   Organization; Powers

      Section 6.2.   Authority

      Section 6.3.   No Conflict

      Section 6.4.   Litigation

      Section 6.5.   No Consent or Approval Required

      Section 6.6.   Common Stock

      Section 6.7.   Medix Reports and Financial Statements

      Section 6.8.   Disclosure

ARTICLE VII.   Conditions to Closing of Each Party

      Section 7.1.   Legal Action

      Section 7.2.   Legislation

      Section 7.3.   Escrow Agreement

      Section 7.4.   Registration Rights Agreement

      Section 7.5.   Employment Agreements

ARTICLE VIII.  Conditions to Closing of Medix and the Merger Sub

      Section 8.1.   Company Approval

      Section 8.2.   Key Employees- Employment Agreements

      Section 8.3.   Due Diligence

      Section 8.4.   Representations and Warranties

      Section 8.5.   Performance of Obligations

      Section 8.6.   Certified Copies

      Section 8.7.   Opinion of Counsel

      Section 8.8.   Consents and Approvals

      Section 8.9.   Absence of Changes

      Section 8.10.  Repayment or Conversion of Indebtedness

      Section 8.11.  Release of Security Interests

      Section 8.12.  General Release

      Section 8.13.  Purchaser Approvals

      Section 8.14.  Rights of First Refusal

      Section 8.15.  Reorganization; Operating Agreement

      Section 8.16.  Appointment of Representative

      Section 8.17.  Investment Letters; Affiliate Letters

      Section 8.18.  Kowitz Non-Competition Agreement

      Section 8.19.  Dissenters' Rights

      Section 8.20.  Voting Agreement

      Section 8.21.  Fairness Opinion

      Section 8.22.  Non-Compete Agreements

      Section 8.23.  Audited Financial Statements

      Section 8.24.  Acceptance by Counsel

ARTICLE IX.    Conditions to the Closing of the Company and Burns

      Section 9.1.   Representations and Warranties

      Section 9.2.   Performance of Obligations

      Section 9.3.   Certified Copies

      Section 9.4.   Financing

      Section 9.5.   Consents and Approvals

      Section 9.6.   Opinion of Counsel

      Section 9.7.   Absence of Changes

      Section 9.8.   Acceptance by Counsel

ARTICLE X.     Covenants and Agreements

      Section 10.1.  Filings and Consents

      Section 10.2.  Access to Records and Properties of the Company

      Section 10.3.  Conduct of Business

      Section 10.4.  Efforts to Consummate

      Section 10.5.  Negotiation With Others

      Section 10.6.  Supplements to the Company Disclosure Letter

      Section 10.7.  Notice of Developments

      Section 10.8.  Fees and Expenses

      Section 10.9.  Required Payments

      Section 10.10. Non-Compete

      Section 10.11. Further Assurances

ARTICLE XI.    Termination

ARTICLE XII.   Indemnification

      Section 12.1.  Definitions

      Section 12.2.  Indemnification

      Section 12.3.  Assertion of Claims

      Section 12.4.  Notice and Defense of Third Party Claims

      Section 12.5.  Right of Set-Off

      Section 12.6.  Remedies Cumulative

      Section 12.7.  Survival of Representations; Limitation on Liability

ARTICLE XIII.  Miscellaneous

      Section 13.1.  Parties in Interest

      Section 13.2.  Entire Agreement; Amendments

      Section 13.3.  Public Disclosure

      Section 13.4.  Gender

      Section 13.5.  Waivers

      Section 13.6.  Notices

      Section 13.7.  Counterparts

      Section 13.8.  Headings

      Section 13.9.  Construction

      Section 13.10. Incorporation of Appendices, Exhibits and Schedules

      Section 13.11. Severability

      Section 13.12. Governing Law

      Section 13.13. Arbitration

                                 DEFINITIONS

The following terms used in this Agreement are found in the following Sections:

                                                               Section or
Term                                                            Location
----                                                            --------

Accounting Referee                                               1.11(d)
Acquisition                                                     Preamble
Adjusted Closing Date Payment                                    1.11(e)
Agreement                                                       Preamble
AMEX                                                             1.11(b)
Assigned Contracts                                                1.1(e)
Assignment of Intellectual Property                                  2.2
Assumed Obligations                                                  1.8
Average Closing Price                                            1.11(b)
Balance Sheet                                                     2.8(a)
Balance Sheet Date                                                2.8(a)
Bill of Sale                                                         2.2
Claim                                                             9.1(a)
Closing                                                             1.13
Closing Balance Sheet                                            1.11(a)
Closing Convertible Preferred Stock                                 1.10
Closing Date                                                        1.13
Closing Payment Date                                                1.10
Code                                                              1.1(e)
Common Stock                                                     1.11(b)
Company                                                         Preamble
Company Benefit Plan                                             2.13(a)
Consulting Agreement                                                 5.3
Contingent Convertible Preferred Stock                              1.10
Contingent Payments                                                 1.10
Controlling Member                                              Preamble
Convertible Preferred Stock                                         1.10
Department                                                       2.13(d)
Employee                                                         2.13(a)
Employee Agreement                                               2.13(a)
Employee Handbook                                                2.14(h)
Employment Agreement                                              5.2(a)
Employment Agreements                                             5.2(a)
Encumbrances                                                     2.17(a)
Environmental Laws                                               2.25(a)
ERISA                                                            2.13(a)
ERISA Affiliate                                                  2.13(b)
Exchange Act                                                        5.16
Excluded Assets                                                      1.2
Excluded Obligations                                                 1.9
Financial Statements                                              2.8(a)
GAAP                                                              1.9(g)
Group                                                            7.12(a)
Hazardous Substances                                             2.25(b)
Indemnified Person                                                   9.3
Indemnifying Person                                                  9.3
Instrument of Assumption                                             2.2
Intellectual Property                                            2.22(f)
IRS                                                              2.13(c)
Laws                                                                 2.5
Leased Real Property                                             2.20(b)
Losses                                                            9.1(b)
Medix                                                           Preamble
Member                                                               2.3
Members                                                              2.3
Misys                                                            1.12(a)
Non-Compete Period                                               7.12(a)
Office Leases                                                     1.2(c)
Ordinary Course of Business                                       1.8(a)
PBGC                                                             2.13(d)
PCBs                                                             2.25(b)
Pension Plan                                                     2.13(f)
Permits                                                           1.1(g)
Pharmaceutical Company                                           1.12(d)
Primary Obligor                                                     2.24
Merger Documents                                                     2.2
Purchase Price                                                      1.10
Purchased Assets                                                     1.1
Purchaser                                                       Preamble
Qualifying Event                                                    1.12
Registrable Securities                                           7.13(c)
Returns                                                          2.21(a)
RIM                                                              1.12(b)
SEC                                                              7.13(c)
Securities Act                                                      2.29
Tax                                                              2.21(c)
Taxes                                                            2.21(c)
Termination Date                                                     8.1
Third Party Claim                                                    9.4
Transaction                                                       7.5(a)
Transfer Taxes                                                      5.15
Working Capital                                                  1.11(b)